UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.       )

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EPLUS INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EPLUS INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held on Monday, September 15, 2008

To the Stockholders of ePlus inc.:

The Annual Meeting of Stockholders of ePlus inc., a Delaware corporation, will be held on September 15, 2008, at the Hyatt Regency, 1800 Presidents Street, Reston, Virginia, 20190 at 8:00 a.m. local time for the purposes stated below:

1.
To elect as directors the two Class III Directors, three Class II Directors, and three Class I Directors named in the attached proxy statement, each to serve a term as described in the proxy statement, and until their successors have been duly elected and qualified;

2.	To approve the 2008 Non-Employee Director Long-Term Incentive Plan;

3.	To approve the 2008 Employee Long-Term Incentive Plan;

4.	To approve our Amended and Restated Certificate of Incorporation;

5.	To ratify the appointment of Deloitte & Touche LLP as our independent auditors for our fiscal year ending March 31, 2009;

6.	To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

Under the provisions of our Bylaws, and in accordance with Delaware law, the Board of Directors has fixed the close of business on July 25, 2008 as the Record Date for stockholders entitled to notice of and to vote at the Annual Meeting.

Whether or not you expect to be present at the Annual Meeting, please date and sign the enclosed Proxy Card and mail it promptly in the enclosed envelope to Proxy Tabulator, P.O. Box 535300, Pittsburgh, PA, 15253-9837.  If you submit your proxy and then decide to attend the Annual Meeting to vote your shares in person, you may still do so.  Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

By Order of the Board of Directors

/s/ Erica S. Stoecker
August 12, 2008	Erica S. Stoecker
Corporate Secretary

ePlus inc.
www.eplus.com

PROXY STATEMENT
FOR THE 2008 ANNUAL MEETING OF STOCKHOLDERS

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

➢	Why am I receiving these materials?

We sent you this proxy statement and the enclosed proxy card because the Board of Directors of ePlus inc. (sometimes referred to as “we”, “us”, “our”, “the Company” and “ePlus”), a Delaware corporation, is soliciting your proxy to vote at the 2008 Annual Meeting of Stockholders and at any adjournment or postponement thereof.  The annual meeting will be held on September 15, 2008 at 8:00 a.m. at the Hyatt Regency, 1800 Presidents Street, Reston, Virginia, 20190.  You are invited to attend the annual meeting and we request that you vote on the proposals described in this proxy statement.  However, you do not need to attend the annual meeting to vote your shares.  Instead, you may complete, sign and return the enclosed proxy card.

The Company intends to mail this proxy statement and accompanying proxy card on or about August 12, 2008 to all stockholders of record entitled to vote at the annual meeting.

➢	Who is entitled to vote?

Only stockholders of record at the close of business on July 25, 2008, or “record date,” will be entitled to vote at the annual meeting.  On this record date, there were 8,283,541 shares of common stock outstanding and entitled to vote.  Each share of common stock is entitled to one vote on each matter properly brought before the annual meeting.

➢	What is the difference between holding shares as a registered stockholder and as a beneficial holder?

If on the record date your shares were registered directly in your name with our transfer agent, National City Bank, then you are a stockholder of record.  As a stockholder of record, you may vote in person at the annual meeting or vote by proxy using the enclosed proxy card.  Whether or not you plan to attend the annual meeting, we urge you to complete, sign and return the proxy card to ensure your vote is counted.

If on the record date your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization.  The organization holding your account is considered the stockholder of record for purposes of voting at the annual meeting.  As a beneficial owner you have the right to direct your broker or other agent on how to vote the shares in your account by following the voting instructions included in their mailing.  You are also invited to attend the annual meeting.  However, since you are not the stockholder of record you may not vote your shares in person at the annual meeting unless you request and obtain a valid proxy from your broker or other agent.

➢	On what am I voting?

There are five matters scheduled for a vote:

•	Election of three Class I directors, three Class II directors and two Class III directors.
•	Approval of the 2008 Non-Employee Director Long-Term Incentive Plan
•	Approval of the 2008 Employee Long-Term Incentive Plan
•	Approval of our Amended and Restated Certificate of Incorporation; and
•	Ratification of the appointment of Deloitte & Touche LLP as our independent auditors for our fiscal year ending March 31, 2009.

➢	Can I change my vote after submitting my proxy?

Yes.  You can revoke your proxy at any time before the final vote at the annual meeting.  If you are a stockholder of record, you may revoke your proxy in any one of three ways:

•	You may submit another properly completed proxy card with a later date.
•	You may send a written notice that you are revoking your proxy to the Corporate Secretary, ePlus inc., 13595 Dulles Technology Drive, Herndon, Virginia, 20171.
•	You may attend the annual meeting and vote in person. Attending the annual meeting will not, by itself, revoke your proxy.

Please note that to be effective, your new proxy card or written notice of revocation must be received by the Corporate Secretary prior to the annual meeting.

If you are a beneficial owner of shares, you may submit new voting instructions by contacting your broker or other agent.  You may also vote in person at the annual meeting if you obtain a legally valid proxy from your broker or other agent as described above.

➢	How are votes counted?

Votes will be counted by the inspector of election appointed for the annual meeting, who will separately count “For” and “Against” votes, abstentions and broker non-votes.  A “broker non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received instructions with respect to that proposal from the beneficial owner despite voting on at least one other proposal for which it does have discretionary authority or for which it has received instructions.  Discretionary authority is allowed for Proposal 1 and Proposal 5.  Discretionary authority is not allowed for Proposals 2, 3 or 4.  Broker non-votes will have no effect and will not be counted towards the vote for Proposals 1, 2, 3, and 5.  For Proposal 4, broker non-votes will have the same effect as “Against” votes.  For Proposal 1, abstentions will have no effect.  For Proposals 2, 3, 4 and 5, abstentions will be counted toward the vote total and will have the same effect as “Against” votes.

➢	What are the voting requirements for each proposal?

•	For Proposal 1, election of directors, nominees who receive a plurality of the votes cast will be elected director. Abstentions and broker non-votes will have no effect.

•
To be approved, Proposal 2, approval of the 2008 Non-Employee Director Long-Term Incentive Plan, must receive a “For” vote from the majority of shares present and entitled to vote either in person or by proxy.  If you “Abstain” from voting, it will have the same effect as an “Against” vote.  Broker non-votes will have no effect.

•
To be approved, Proposal 3, approval of the 2008 Employee Long-Term Incentive Plan, must receive a “For” vote from the majority of shares present and entitled to vote either in person or by proxy.  If you “Abstain” from voting, it will have the same effect as an “Against” vote.  Broker non-votes will have no effect.

•
To be approved, Proposal 4, approval of our Amended and Restated Certificate of Incorporation, must receive a “For” vote from the majority of the outstanding shares entitled to vote.  Abstentions and broker non-votes will have the same effect as an “Against” vote.

•
To be approved, Proposal 5, ratification of appointment of independent auditors, must receive a “For” vote from the majority of shares present and entitled to vote either in person or by proxy.  If you “Abstain” from voting, it will have the same effect as an “Against” vote.  Broker non-votes will have no effect.

➢	What is a quorum?

A quorum of stockholders is necessary to hold a valid annual meeting.  A quorum will be present if at least a majority of the outstanding shares are represented by proxy or by stockholders present and entitled to vote at the annual meeting.  On the record date, there were 8,283,541 shares outstanding and entitled to vote.  Thus, at least 4,141,771 shares must be represented by proxy or by stockholders present and entitled to vote at the annual meeting to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker or bank) or if you vote in person at the annual meeting.  We will count abstentions and broker non-votes for purposes of determining a quorum.  If there is no quorum, the chairman of the annual meeting or holders of a majority of the votes present at the annual meeting may adjourn the annual meeting to another time or date.

➢	Who pays for the cost of this proxy solicitation?

We will pay for the entire cost of soliciting proxies.  In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication.  Directors and employees will not be paid any additional compensation for soliciting proxies.  We may retain the services of Georgeson Inc. in connection with soliciting proxies for the Annual Meeting of Stockholders for an estimated fee of $1,200 to $1,600, plus appropriate out-of-pocket expenses.  We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

➢	How do I submit a proposal for the Annual Meeting of Stockholders in 2009?

To be considered for inclusion in the Company’s proxy statement and form of proxy for next year’s annual meeting, your stockholder proposal must be submitted in writing by April 14, 2009 to the Corporate Secretary, ePlus inc., 13595 Dulles Technology Drive, Herndon, Virginia  20171.  Proposals must be received by that date and satisfy the requirements under applicable SEC Rules (including SEC Rule 14a-8) to be included in the proxy statement and on the proxy card that will be used for solicitation of proxies by the Board for the 2009 Annual Meeting.

On June 25, 2008, our Board of Directors approved the Amended and Restated Bylaws, which amended, among other things, the procedures for stockholders to submit proposals or nominate directors. In accordance with our current Bylaws, if you wish to submit a proposal for consideration at next year’s annual meeting that is not to be included in next year’s proxy materials, or wish to nominate a candidate for election to the Board of Directors at next year’s annual meeting, your proposal or nomination must be submitted in writing and received by the Corporate Secretary not less than 60 days before the date of the first anniversary of this 2008 annual meeting if the 2009 annual meeting is held within 30 days of the anniversary of this 2008 annual meeting, otherwise, within seven days after the first public announcement of the date of the 2009 annual meeting.

A submission by an ePlus stockholder must contain the specific information required in ePlus’ Bylaws.  If you would like a copy of ePlus’ current Bylaws, please write to the Corporate Secretary, ePlus inc., 13595 Dulles Technology Drive, Herndon, Virginia  20171.  ePlus’ current Bylaws may also be found on the Company’s website at http://www.eplus.com/bylaws.htm.

➢	Can I find additional information on the Company’s website?

Yes.  Although the information contained on our website is not part of this proxy statement, you will find information about ePlus and our corporate governance practices at http://www.eplus.com/about_us.htm.  Our website contains information about our Board, Board Committees and their charters, a copy of our Bylaws, and Standard of Conduct and Ethics.  Stockholders may obtain, without charge, hard copies of the above documents by writing to:  Corporate Secretary, ePlus inc., 13595 Dulles Technology Drive, Herndon, Virginia  20171.

CORPORATE GOVERNANCE

Role of the Board of Directors

Our Board plays an active role in overseeing management and representing the interests of stockholders.  Directors are expected to attend Board meetings and the meetings of committees on which they serve.  Directors are also frequently in communication with management between formal meetings.  During the fiscal year ended March 31, 2008, the Board met a total of seven times.  All directors attended at least 75% of the total Board and committee meetings to which they were assigned in the fiscal year ended March 31, 2008. All members of the Board, who were members of the Board on such date, attended the last meeting of our stockholders.

Standard of Conduct and Ethics

We are committed to ethical behavior in all that we do.  Our Standard of Conduct and Ethics applies to all of our directors, officers and employees.  It sets forth our policies and expectations on a number of topics, including our commitment to promoting a fair workplace, avoiding conflicts of interest, compliance with laws (including insider trading laws), appropriate relations with government officials and employees, and compliance with accounting principles.

We also maintain a toll-free hotline through which employees may raise concerns regarding accounting or financial reporting matters.  The hotline is available to all employees, 7 days a week, 24 hours a day, in English and in Spanish.  Employees using the hotline may choose to remain anonymous.  All hotline inquiries are forwarded to a member of our Audit Committee.

Our Standard of Conduct and Ethics is posted on our website at www.eplus.com/ethics.htm.  Printed copies of the Standard of Conduct and Ethics may be obtained by stockholders, without charge, by contacting Corporate Secretary, ePlus inc., 13595 Dulles Technology Drive, Herndon, Virginia 20171.  We intend to make any required disclosures regarding any amendments of our Standard of Conduct and Ethics or waivers granted to any of our directors or executive officers on our website at www.eplus.com.

Identifying and Evaluating Nominees for Directors

Each year, the Nominating and Corporate Governance Committee recommends to the Board the slate of directors to serve as management’s nominees for election by the stockholders at the annual meeting.  The process for identifying and evaluating candidates to be nominated to the Board starts with an evaluation of a candidate by the Chairman of the Committee, followed by the Committee in its entirety.  Director candidates may also be identified by stockholders.  In evaluating such nominations, the Nominating and Corporate Governance Committee seeks to achieve a balance of knowledge, experience, and capability on the Board of Directors.  Furthermore, any member of the Board of Directors must have the highest personal ethics and values and have experience at the policy-making level of business, and should be committed to enhancing stockholder value.

Stockholder Nominees

Stockholder proposals for nominations to the Board should be submitted to the Secretary of the Corporation as specified in the Corporation’s Bylaws.  The information requirements for any stockholder proposal or nomination can be found in Section 2.8 of our Bylaws, available at http://www.eplus.com/bylaws.htm.  Proposed stockholder nominees are presented to the Chairman of the Nominating and Corporate Governance Committee, who decides if further consideration should be given to the nomination by the Committee.

Communications with the Board of Directors

Persons interested in communicating with the directors regarding concerns or issues may address correspondence to a particular director, to the Board or to the independent directors generally, in care of ePlus inc. at 13595 Dulles Technology Drive, Herndon, Virginia 20171.  If no particular director is named letters will be forwarded, as appropriate and depending on the subject matter, by the General Counsel to the Chair of the Audit Committee, the Chair of the Compensation Committee, or the Chair of the Nominating and Corporate Governance Committee.  The General Counsel reviews such communications for spam (such as junk mail or solicitations) or misdirected communications.

Director Independence

Effective at the opening of business on July 20, 2007, our common stock was delisted from The Nasdaq Global Market due to non-compliance with financial statement reporting requirements. Our common stock currently trades in the Over-the-Counter market and, therefore, we are not subject to the Nasdaq Marketplace Rules. However, our Board has reviewed the relationships concerning independence of each director on the basis of the definition of “independent” contained in the Nasdaq Marketplace Rules.  In accordance with that review, our Board has made a subjective determination as to each independent director that no relationships exist that, in our Board’s opinion, would interfere with his exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, the Board reviewed and discussed information provided by the directors and by management with regard to each director’s business and personal activities as they may relate to our business and our management.

The Board has determined that Messrs. O’Donnell, Cooper, Beimler, Herman, Faulders and Hovde are independent under the Nasdaq Marketplace Rules. The Board has also determined that the members of each committee of the Board are independent under the listing standards of the Nasdaq Marketplace Rules.  In determining the independence of the directors, the Board considered the relationships described under “Related Party Transactions,” which it determined were immaterial to the individual’s independence.

COMMITTEES OF THE BOARD OF DIRECTORS

Committees

The Board of Directors has three standing committees:  Audit, Compensation, and Nominating and Corporate Governance.  The Audit Committee and Compensation Committee were prescribed by our bylaws throughout the year, and on June 25, 2008 the bylaws were amended to include, among other things, that the Nominating and Corporate Governance Committee shall also be a standing committee.  The charter for each of our committees can be found at http://www.eplus.com/committee_charters.htm.

The following table provides a summary of the membership of each of the committees of the Board of Directors as of March 31, 2008.

Name	Audit	Compensation	Nominating and Corporate Governance
Mr. Beimler	Member		Member
Mr. Cooper		Chair	Member
Mr. Faulders	Member	Member
Mr. Herman	Member	Member	Chair
Mr. Hovde		Member	Member
Mr. O’Donnell	Chair		Member

The Audit Committee

The Audit Committee of the Board of Directors assists the Board in its oversight of the Company’s corporate accounting and financial reporting process. The Audit Committee is governed by a Board-approved charter stating its responsibilities.  The Committee’s responsibilities include:

•
appointment, compensation and oversight of the work of any registered public accounting firm engaged for the purpose of preparing or issuing an audit report and performing other audit, review or attest services for the Company;

•
to discuss the annual audited financial statements with management and the registered public accounting firm, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and recommend to the Board of Directors whether the audited financial statements should be included in the Company’s Form 10-K;

•
to discuss the Company’s unaudited financial statements and related footnotes and the “Management Discussion and Analysis” portion of the Company’s Form 10-Q for each interim quarter with management and the registered public accounting firm; and

•
to discuss earnings press releases, as well as financial information and earnings guidance provided to analysts and ratings agencies with management and the registered public accounting firm, as appropriate.

For additional information regarding the Audit Committee’s duties and responsibilities, please refer to the Audit Committee’s charter, which is available on the Company’s web site at http://www.eplus.com/committee_charters.htm.

Each of the members of the Audit Committee is independent within the meaning of the listing standards of Nasdaq Marketplace Rules and applicable SEC regulations. The Board has determined that Mr. Faulders is an audit committee financial expert within the meaning of SEC regulations.  The Audit Committee met six times during the fiscal year ended March 31, 2008.

As required under the Sarbanes-Oxley Act of 2002, the Audit Committee has in place procedures to receive, retain and treat complaints received regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

The Compensation Committee

The Compensation Committee of the Board of Directors reviews and approves the overall compensation strategy and policies for the Company’s executives.  Each of the members of the Compensation Committee is an independent director within the meaning of the Nasdaq Marketplace Rules, a “non-employee director” within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and an “outside director” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended.  During the fiscal year ended March 31, 2008, the Compensation Committee met eight times.

The Compensation Committee reviews the effectiveness of the Company’s executive officer compensation, including reviewing and approving goals and objectives for the Company’s executives. The Compensation Committee is responsible for evaluating and setting the compensation for our Chief Executive Officer, Phillip G. Norton. Mr. Norton is responsible for evaluating and recommending to the Compensation Committee the amount of compensation of our other executive officers. The Compensation Committee reviews such recommendations from Mr. Norton and has the authority to approve or revise such recommendations.  The functions of the Committee can be found in its charter on our website at http://www.eplus.com/committee_charters.htm.

The Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is responsible for developing and implementing policies and practices relating to corporate governance. The Nominating and Corporate Governance Committee is governed by a Board-approved charter stating its responsibilities. The Committee assists the Board by selecting and recommending Board nominees and making recommendations concerning the composition of Board committees.  The Committee also reviews and recommends to the Board the compensation of non-employee directors. The Nominating and Corporate Governance Committee met five times during the fiscal year ended March 31, 2008. Each of the members of the Committee is an independent director within the meaning of the Nasdaq Marketplace Rules.  The functions of the Committee are further described on our website at http://www.eplus.com/committee_charters.htm.

DIRECTORS’ COMPENSATION

The following table sets forth the compensation for the members of the Board of Directors of ePlus for the fiscal year ended March 31, 2008.  Mr. Norton, the Company’s Chairman of the Board, President and Chief Executive Officer, and Mr. Bowen, the Company’s Executive Vice President, do not receive any additional compensation for their service as a director.  Mr. Norton’s and Mr. Bowen’s compensation is reported in “Executive Compensation” and accordingly is not included in the following table.

The general policy of the Board is that compensation for non-employee directors should be a mix of cash and equity-based compensation. Each non-employee director receives an annual retainer of $35,000 cash, which is paid in quarterly installments. All directors are also reimbursed for their out-of-pocket expenses incurred to attend Board or Committee meetings.  In addition, we are submitting to stockholders for their approval the 2008 Non-Employee Director Long-Term Incentive Plan, which we intend to utilize for the equity-based component of our non-employee director compensation.  The 2008 Non-Employee Director Long-Term Incentive Plan is described in more detail below under “Proposal 2.”

	Fees Earned or Paid in	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation	All Other Compen-sation
Name	Cash ($)	($)	($) (1)	($)	Earnings	($)	Total ($)
C. Thomas Faulders, III	35,000	-	-	-	-	-	35,000
Terrence O'Donnell	35,000	-	-	-	-	-	35,000
Milton E. Cooper, Jr.	35,000	-	-	-	-	-	35,000
Lawrence S. Herman	35,000	-	-	-	-	-	35,000
Eric D. Hovde	35,000	-	-	-	-	-	35,000
Irving R. Beimler	35,000	-	-	-	-	-	35,000

(1)
The outstanding number of stock options awarded to each director as of March 31, 2008 was Mr. Faulders 83,507;  Mr. O’Donnell 80,000; Mr. Cooper 30,000;  Mr. Herman  47,500; Mr. Hovde 0; and Mr. Beimler 0.

SECURITIES OWNED BY DIRECTORS, NOMINEES AND NAMED EXECUTIVE OFFICERS

The following table shows the ePlus common stock beneficially owned by each named executive officer, director, and all directors and named executive officers as a group as of June 30, 2008.  All amounts are rounded to the nearest one-tenth.

Name of Beneficial Owner(1)	Number of Shares Beneficially Owned (2)	Percentage of Shares Outstanding
Phillip G. Norton (3)	2,216,000	26.4%
Bruce M. Bowen (4)	696,400	8.3
Steven J. Mencarini (5)	60,000	*
C. Thomas Faulders, III (6)	83,507	1.0
Terrence O’Donnell (7)	80,000	1.0
Milton E. Cooper, Jr. (10)	30,000	*
Lawrence S. Herman (8)	47,500	*
Eric D. Hovde (9)	1,265,129	15.4
Irving R. Beimler	--	*
All directors and executive officers as a group (9 Individuals)	4,478,536	50.8

*	Less than 1%

(1)	The business address of Messrs. Norton, Bowen, Mencarini, Faulders, O’Donnell, Cooper, Herman, Hovde and Beimler is 13595 Dulles Technology Drive, Herndon, Virginia, 20171-3413.

(2)
A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days of June 30, 2008 upon exercise of options or warrants.  Each beneficial owner’s percentage ownership is determined by assuming that options or warrants that are held by such person (but not by any other person) and that are exercisable within 60 days of June 30, 2008 have been exercised.

(3)
Includes 2,040,000 shares held by J.A.P. Investment Group, L.P., a Virginia limited partnership, of which J.A.P., Inc., a Virginia corporation, is the sole general partner.  The limited partners are:  Patricia A. Norton, the spouse of Mr. Norton, trustee for the benefit of Phillip G. Norton, Jr., u/a dated as of July 20, 1983; Patricia A. Norton, the spouse of Mr. Norton, trustee for the benefit of Andrew L. Norton, u/a dated as of July 20, 1983; Patricia A. Norton, trustee for the benefit of Jeremiah O. Norton, u/a dated as of July 20, 1983; and Patricia A. Norton. Patricia A. Norton is the sole stockholder of J.A.P., Inc.  Also includes 175,000 shares of common stock issuable to Mr. Norton under options that are exercisable within 60 days of June 30, 2008.  Mr. Norton holds 1,000 shares of ePlus individually.

(4)
Includes 421,400 shares held by Mr. Bowen and his spouse, as tenants by the entirety, and 160,000 shares held by Bowen Holdings LLC, a Virginia limited liability company composed of Mr. Bowen and his three children, for which shares Mr. Bowen serves as manager.  Also includes 115,000 shares of common stock issuable to Mr. Bowen under options that are exercisable within 60 days of June 30, 2008.

(5)	Includes 60,000 shares of common stock issuable to Mr. Mencarini under options that are exercisable within 60 days of June 30, 2008.

(6)	Includes 83,507 shares of common stock issuable to Mr. Faulders under options that are exercisable within 60 days of June 30, 2008.

(7)	Includes 80,000 shares of common stock issuable to Mr. O’Donnell under options that are exercisable within 60 days of June 30, 2008.

(8)	Includes 47,500 shares of common stock issuable to Mr. Herman under options that are exercisable within 60 days of June 30, 2008.

(9)
Of the 1,265,129 shares beneficially owned by Eric D. Hovde, 28,559 shares are owned directly; Eric D. Hovde is the managing member (“MM”) of Hovde Capital, L.L.C., the general partner to Financial Institution Partners II, L.P., which owns 328,719 shares; Eric D. Hovde is the MM of Hovde Capital Limited IV LLC, the general partner to Financial Institution Partners IV, L.P., which owns 51,970 shares; Eric D. Hovde is the MM of Hovde Capital, Ltd., the general partner to Financial Institution Partners III, L.P., which owns 234,876 shares; Eric D. Hovde is the MM of Hovde Capital IV, LLC, the general partner to Financial Institution Partners, L.P., which owns 432,720 shares; Eric D. Hovde is the MM to Hovde Capital Offshore LLC, the management company to Financial Institution Partners, Ltd., which owns 118,020 shares; Eric D. Hovde is the MM of Hovde Acquisition II, L.L.C., which owns 30,000 shares; Eric D. Hovde is the trustee to The Hovde Financial, Inc. Profit Sharing Plan and Trust, which owns 19,000 shares; Eric D. Hovde is the trustee to The Eric D. and Steven D. Hovde Foundation, which owns 21,265 shares.

(10)	Includes 30,000 shares of common stock issuable to Mr. Cooper under options that are exercisable within 60 days of June 30, 2008.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE, RELATED PERSON TRANSACTIONS AND INDEMNIFICATION

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than ten percent of registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company.  Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended March 31, 2008, all Section 16(a) filing requirements applicable to ePlus’ executive officers, directors and greater than ten percent beneficial owners were complied with.

Related Party Transactions

From April 1, 2007 to June 30, 2007, we leased approximately 50,232 square feet for use as our principal headquarter from Norton Building 1, LLC for a monthly rent payment of approximately $76,000.  Effective July 1, 2007, we entered into an amendment which increased the leased square footage to 55,880 and the monthly rent payment to approximately $86,000.  Norton Building 1, LLC is a limited liability company owned in part by Mr. Norton’s spouse and in part in trust for his children.  As of May 31, 2007, Mr. Norton, our President and CEO, has no managerial or executive role in Norton Building 1, LLC.  The lease was approved by the Board of Directors prior to its commencement, and viewed by the Board as being at or below comparable market rents, and ePlus has the right to terminate up to 40% of the leased premises for no penalty, with six months’ notice.  During the years ended March 31, 2008 and March 31, 2007, we paid rent in the amount of $1,052,000 and $964,000, respectively.

Two of Mr. Norton’s sons are employed at the Company. The first, a Director of Finance at ePlus Government, inc., earned $200,000 in each of the fiscal years ended March 31, 2007 and 2008. His compensation is comprised of a base salary and a bonus. The second, a Senior Account Executive at ePlus Government, inc., earned $233,000 and $331,000 in the fiscal years ended March 31, 2007 and 2008, respectively, in base salary and commissions. Mr. Norton’s brother is a Senior Account Executive at ePlus Group, inc., who earned $194,000 in the fiscal year ended March 31, 2007 and $193,000 in the fiscal year ended March 31, 2008 in base salary and commission. The Senior Account Executives’ compensation, like that of their peers’, is based primarily on the calculation of commissions for sales completed, in accordance with our commission plan.

Mr. Terrence O’Donnell, Board of Director member, Chairman of Audit Committee and Nominating and Corporate Governance Committee member, has a son-in-law serving as Senior Account Executive at ePlus Group, inc. who earned $741,000 and $845,000 in base salary and commission in the fiscal years ended March 31, 2007 and 2008, respectively.  His compensation, like that of his peers’, is based primarily on the calculation of commissions for sales completed, in accordance with our commission plan.

On June 25, 2008 the Board adopted a written Related Party Transactions Policy in order to establish more detailed processes, procedures and standards regarding the review, approval and ratification of related person transactions and to provide greater specificity regarding what types of transactions constitute related person transactions. All related person transactions are prohibited unless approved or ratified by the Audit Committee or, in certain circumstances, the Chair of the Audit Committee.

Indemnification

We have entered into indemnification agreements with each of our directors and executive officers, and we expect to enter into similar indemnification agreements with persons who become directors or executive officers in the future.  The indemnification agreements provide that ePlus will indemnify the director or officer against any expenses or liabilities incurred in connection with any proceeding in which the director or officer may be involved as a party or otherwise, by reason of the fact that the director or officer is or was a director or officer of ePlus or by any reason of any action taken by or omitted to be taken by the director or officer while acting as an officer or director of ePlus.  However, ePlus is only obligated to provide indemnification under the indemnification agreements if:

•
the director or officer was acting in good faith and in a manner the director or officer reasonably believed to be in the best interests of ePlus, and, with respect to any criminal action, the director or officer had no reasonable cause to believe the director’s or officer’s conduct was unlawful;

•	the claim was not made to recover profits by the director or officer in violation of Section 16(b) of the Exchange Act or any successor statute;

•	the claim was not initiated by the director or officer;

•	the claim was not covered by applicable insurance; or

•
the claim was not for an act or omission of a director of ePlus from which a director may not be relieved of liability under Section 102(b)(7) of the DGCL.  Each Director and officer has undertaken to repay ePlus for any costs or expenses paid by ePlus if it is ultimately determined that the Director or officer is not entitled to indemnification under the indemnification agreements.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table shows information regarding each person known to be a “beneficial owner” of more than 5% of our common stock as of June 30, 2008.  For purposes of this table, beneficial ownership of securities generally means the power to vote or dispose of securities, regardless of any economic interest in the securities.  All information shown is based on information reported on Schedule 13G filed with the SEC on the dates indicated in the footnotes to this table.

Name of Beneficial Owner	Number of Shares Beneficially Owned (2)	Percentage of Shares Outstanding
John H. Lewis (1)	416,373	5.1%

Patrick J. Retzer (2)	474,023	5.8

Dimensional Fund Advisors LP (3) 1299 Ocean Avenue, 11th Floor Santa Monica, CA 90401	557,552	6.8

(1)
The information as to John H. Lewis is derived from a Schedule 13G filed with the SEC on April 9, 2008.  John H. Lewis reports that he is the controlling member of Osmium Partners, LLC, a Delaware limited liability company ("Osmium Partners"), which serves as the general partner of Osmium Capital, LP, a Delaware limited partnership (the "Fund"), Osmium Capital II, LP, a Delaware limited partnership ("Fund II"), and Osmium Spartan, LP, a Delaware limited partnership ("Fund III"). Mr. Lewis and Osmium Partners may be deemed to share with the Fund, Fund II, Fund III voting and dispositive power with respect to such shares. Each filer disclaims beneficial ownership with respect to any shares other than the shares owned directly by such filer.

(2)	The information as to Patrick J. Retzer is derived from a Schedule 13G filed with the SEC on April 23, 2008.

(3)
The information as to Dimensional Fund Advisors is derived from a Schedule 13G/A filed with the SEC on February 6, 2008. Dimensional Fund Advisors reports that it is an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other commingled group trusts and separate accounts (the “Funds”). In its role as investment advisor or manager, Dimensional possesses investment and/or voting power over our securities that are owned by the Funds, and may be deemed to be the beneficial owner of our shares held by the Funds. However, Dimensional disclaims beneficial ownership of all securities reported in its Schedule 13G/A.

EXECUTIVE OFFICERS

The following table sets forth the name, age and position, as of June 30, 2008, of each person who was an executive officer with ePlus on such date.  To the Company’s knowledge, there are no family relationships between any director or executive officer and any other director or executive officer of the Company.  Additionally, Mr. Norton serves as the Chairman of the Board of Directors and Mr. Bowen serves on the Board.

NAME	AGE	POSITION

Phillip G. Norton	64	Director, Chairman of the Board, President and Chief Executive Officer

Bruce M. Bowen	56	Director and Executive Vice President

Steven J. Mencarini	52	Senior Vice President and Chief Financial Officer

Kleyton L. Parkhurst	45	Senior Vice President and Treasurer

The business experience during the past five years of each executive officer of ePlus is described below.

Phillip G. Norton, Chairman of the Board, President and Chief Executive Officer

Mr. Norton joined us in March 1993 and has served since then as our Chairman of the Board and Chief Executive Officer. He was elected President of ePlus inc. in September 1996. Mr. Norton graduated from the U.S. Naval Academy in 1966.

Bruce M. Bowen, Director and Executive Vice President

Mr. Bowen founded our Company in 1990 and served as our President until September 1996. Since September 1996, Mr. Bowen has served as our Executive Vice President, and from September 1996 to June 1997 also served as our Chief Financial Officer. Mr. Bowen has served on our Board since our founding. He is a 1973 graduate of the University of Maryland and in 1978 received a Masters of Business Administration from the University of Maryland.

Steven J. Mencarini, Senior Vice President and Chief Financial Officer

Mr. Mencarini joined us in June 1997 as Senior Vice President and Chief Financial Officer. Prior to joining us, Mr. Mencarini was Controller of the Technology Management Group of Computer Sciences Corporation (“CSC”). Mr. Mencarini joined CSC in 1991 as Director of Finance and was promoted to Controller in 1996. Mr. Mencarini is a 1976 graduate of the University of Maryland and received a Masters of Taxation from American University in 1985.

Kleyton L. Parkhurst, Senior Vice President and Treasurer

Kleyton L. Parkhurst joined us in May 1991 as Director of Finance. Mr. Parkhurst has served as Secretary or Assistant Secretary and Treasurer since September 1996. In July 1998, Mr. Parkhurst was made Senior Vice President for Corporate Development. Mr. Parkhurst is currently responsible for all of our mergers and acquisitions, investor relations, and marketing. Mr. Parkhurst is a 1985 graduate of Middlebury College.

EXECUTIVE COMPENSATION

The following table includes certain compensation information concerning compensation paid to or earned by the Chief Executive Officer and the two other most highly compensated executive officers of our Company as of March 31, 2008 (the "named executive officers").

2008 Summary Compensation Table

Name and Principal		Salary	Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan Compen- sation	Non-Qualified Deferred Compen- sation Earnings	All Other Compen- sation		Total
Position	Year	($)	($)	($)	($)(1)	($)	($)	($)		($)

Phillip G. Norton - Chairman of the Board, President, and Chief Executive Officer	2008	395,561	-	-	999,941	200,000	-	1,500	(2)	1,597,002
	2007	375,000	150,000	-	487,288	-	-	1,500		1,013,788

Bruce M. Bowen - Executive Vice President	2008	300,000	-	-	164,370	150,000	-	190,952	(3)	805,322
	2007	300,000	75,000	-	80,100	-	-	166,712		621,812

Steven J. Mencarini - Chief Financial Officer and Senior Vice President	2008	286,827	-	-	164,370	150,000	-	74,292	(4)	675,489
	2007	225,000	100,000	-	80,100	-	-	65,615		470,715

(1)
The amounts in this column show the amount we have expensed during the fiscal year 2007 and 2008 under FAS 123R. There were no stock awards made to the named executive officers in fiscal year 2007 or 2008.  The amounts shown in this column for fiscal year 2008 relate to options which were canceled on May 11, 2007.  The assumptions used to calculate the accounting expense recognized in fiscal 2007 and 2008 for these stock option awards are:

Expected life of option	5 years
Expected stock price volatility	71.77%
Expected dividend yield	0%
Risk-free interest rate	3.46%

(2)	Includes $1,500 of our employer 401(k) matching contributions.

(3)
Includes $5,790 of country club dues, $1,500 of our employer 401(k) matching contributions, and $183,662, which represents for fiscal year 2008 the increase the cash benefit under the Supplemental Benefit Plan.

(4)	Includes $1,500 of our employer 401(k) matching contributions, and $72,792 which represents for fiscal year 2008 the increase in the cash benefit under the Supplemental Benefit Plan.

Description of Executive Compensation

Supplemental Benefit Plans

On February 28, 2005, our Board approved the adoption of separate ePlus inc. Supplemental Benefit Plans for each of Messrs. Bowen and Mencarini. The plans were developed and designed to provide each of the participating named executive officers with a long-term incentive plan outside of the Company’s normal incentive plans.

The plans are unfunded and nonqualified and are designed to provide the participants with a cash benefit that is payable only upon the earlier to occur of

•	death
•	termination of employment; or
•	the expiration of the plans.

Each plan terminates on August 11, 2014. Under the terms of the plans, the participants or their beneficiaries have only the right to receive a single lump-sum cash distribution upon the occurrence of one of the triggering events described above. Under the terms of the plans, the participants do not have a right to accelerate payments of the benefits payable under the plans. If a participant is terminated for cause (as defined in each plan) prior to the expiration of the respective plan, we will have no further obligation under the respective plan and the affected participant will not be entitled to any payments under such plan. In connection with the adoption of the plans, we have established a grantor trust to which we have transferred assets intended to be used for the benefit of the participants. Through the date of distribution of plan benefits, the assets of such trusts will remain subject to the claims of our creditors and the beneficiaries of the trusts shall have standing with respect to the trusts’ assets not greater than that of our general unsecured creditors. For the year ended March 31, 2008, there were no payments to the participants under the plan. The Compensation Committee takes the amounts accruing under these plans into consideration when setting other long-term compensation awards.

Incentive Plan Awards Paid to Named Executive Officers

On February 29, 2008, the Board of Directors of the Company adopted the ePlus inc. Fiscal Year 2008 Executive Incentive Plan ("the Cash Incentive Plan"), effective March 6, 2008.  Certain performance-based cash incentive compensation was earned by eligible executive employees under the Cash Incentive Plan.

The Cash Incentive Plan is administered by the Compensation Committee of the Board, which has full authority to determine the participants in the Cash Incentive Plan, the terms and amounts of each participant’s minimum, target and maximum awards, and the period during which the performance is to be measured.

At the conclusion of the fiscal year ended March 31, 2008, the Compensation Committee determined the various corporate, unit and individual performance objectives described under the Cash Incentive Plan which were achieved.   A cash payment to each respective executive was based on the level of attainment of the applicable performance objectives.

The award amount paid is a percentage of base salary based on the level of attainment of the applicable performance goals as set forth in each participant’s award agreement.  The 2008 performance criteria and their relative weights for each participant were as follows: Company financial performance, 66.6%; and individual performance, 33.3%. The Company financial performance was based on the Company’s net earnings before taxes for the 2008 fiscal year as stated in the Company’s Form 10-K for such year. Such earnings were adjusted to exclude the incentive compensation accrued by the Company under the Cash Incentive Plan, and also would have excluded, if they had been applicable, all items of income, gain or loss determined by the Board to be extraordinary or unusual in nature and not incurred or realized in the ordinary course of business, and any income, gain or loss attributable to the business operations of any entity acquired by the Company during the 2008 fiscal year.  The Company financial performance set forth in each executive’s plan was exceeded.  The cash incentive compensation was capped at 50% of each executive’s salary, therefore, although the Company financial performance was exceeded, each executive received the maximum cash incentive payment of 50% of his salary.  There were no waivers or modifications to any specified performance targets, goals or conditions with respect to the Cash Incentive Plan.

Employment Agreements

We have entered into employment agreements with Phillip G. Norton and Bruce M. Bowen, each effective as of September 1, 1996, and with Steven J. Mencarini, effective as of October 31, 2003.

Each of Messrs. Norton’s and Bowen’s employment agreements provide for an initial term of three years, and is subject to an automatic one-year renewal at the expiration thereof unless we or the employee provides notice of an intention not to renew at least thirty (30) days prior to expiration.

The employment agreements of Messrs. Norton and Bowen also contain a covenant not to compete on the part of each, whereby, in the event of a voluntary termination of employment, upon expiration of the term of the agreement, or upon the termination of employment by us for cause, each is subject to restrictions on acquiring, consulting with, or otherwise engaging in or assisting in providing capital needs for competing business activities or entities within the United States for a period of one year after the date of such termination or expiration of the term of the employment agreement.  Messrs. Norton and Bowen’s employment agreements do not provide for payment in the event of a change of control.

Mr. Mencarini’s employment agreement provides for an initial term of two years, and is subject to an automatic one-year renewal at the expiration thereof unless we provide at least six months’ prior notice of termination or the employee resigns for any reason.  On April 28, 2008, we timely provided six months’ notice to Mr. Mencarini of non-renewal of his agreement.  The notice did not otherwise affect Mr. Mencarini’s employment with us.  The employment agreement requires us to pay severance to Mr. Mencarini if we terminate his employment during the term of the agreement other than for cause or disability, or if he resigns for good reason (as defined in the agreement).  Mr. Mencarini’s employment agreement further provides that, should his employment be terminated for any reason within 90 days of a change of control, as defined in the agreement, and provided that he provides 180 days notice to the Company, he shall receive one year of salary and benefits.

Under the employment agreements, each receives certain other benefits, including medical, insurance, death and long-term disability benefits and reimbursement of employment-related expenses. Under Mr. Bowen’s employment agreement, country-club dues are paid by us. If Mr. Bowen’s employment is terminated other than for cause, he is able to retain the country club membership provided he pays the country club dues. Under Mr. Norton’s employment agreement, we maintain key-man term life insurance in the amount of $11 million. Upon termination of employment for any reason, Mr. Norton has the right to have this policy transferred to him. However, we would not have further obligations to pay the premiums due on the policy. In addition, upon termination of employment, other than for cause, Mr. Norton has the right to receive season basketball tickets held by us, provided that the cost of the tickets are paid by Mr. Norton.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2008

The following table sets forth outstanding option awards held by our named executive officers as of March 31, 2008.

	Option awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable (1)	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Phillip G. Norton	175,000	-	-	7.75	8/11/2009

Bruce M. Bowen	115,000	-	-	7.75	8/11/2009

Steven J. Mencarini	25,000	-	-	8.00	10/1/2008
	20,000	-	-	7.75	8/11/2009
	10,000	-	-	17.38	9/13/2010
	5,000	-	-	7.75	12/27/2010

(1) On May 11, 2007, Messrs. Norton, Bowen, Parkhurst and Mencarini entered into separate stock option cancellation agreements pursuant to which options to purchase 300,000 shares, 50,000 shares, 50,000 shares, and 50,000 shares, respectively, were cancelled.  These cancelled awards are not included in this column.   In accordance with SFAS No. 123R, “Share-Based Payment,” we recognized $1.5 million of share-based compensation expense relating to the cancellation of these options.

Equity Compensation Plan Information

The following table provides information about our common stock that may be issued upon the exercise of options, warrants, and rights under all of our existing equity compensation plans as of March 31, 2008, including the ePlus inc. Amended and Restated 1998 Long-Term Incentive Plan, Amended and Restated Incentive Stock Option Plan, Amended and Restated Outside Director Stock Option Plan, and Amended and Restated Nonqualified Stock Option Plan.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants, and rights	Weighted-average exercise price of outstanding options, warrants, and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in first column)
Equity compensation plans approved by security holders	1,240,813	$9.78	776,406
Equity compensation plans not approved by security holders	-	-	-
Total	1,240,813	$9.78	776,406

PROPOSALS

Proposal 1 - Election of Directors

(Proposal # 1 on Proxy Card)

In accordance with the terms of our certificate of incorporation, our Board of Directors is presently divided into three classes.  Each class consists, as nearly as possible, of one-third of the total number of directors, and each class has a three-year term.  Vacancies on the Board of Directors may be filled by persons elected by a majority of the remaining directors.  A director elected by the Board of Directors to fill a vacancy in a class shall serve for the remainder of the full term of that class, and until such director’s successor is elected and qualified or until such director’s death, resignation or removal.  This includes vacancies created by an increase in the number of directors.

The Board of Directors presently has eight members.  There are three Class I Directors, three Class II Directors, and two Class III Directors.   The last election of any director was held at our annual meeting of stockholders in September 2005.  Because each class serves for three years or until their successors are appointed, each class is presently up for election at this annual meeting.  Each of the nominees for election is currently a director of the company and was selected by the Board of Directors as a nominee in accordance with the recommendation of the Nominating and Corporate Governance Committee.

At the 2008 annual meeting, stockholders will also vote on a proposal to amend the Company’s Certificate of Incorporation to de-classify the Board of Directors (Proposal No. 4). If the proposal is approved, each nominee for director in Classes II and III has agreed to resign effective at the 2009 annual meeting. Hence, beginning with the 2009 annual meeting, each of our directors would then stand for election for a one-year term and until each director’s successor is duly elected and qualified.

Biographical information for each nominee is provided below.  A plurality of votes cast is required for the election of Directors.  Your Board unanimously recommends a vote FOR each of the director-nominees.

Class I Director Nominees – Term Expiring in 2009

C. Thomas Faulders, III joined our Board in July 1998. Mr. Faulders has been the President and Chief Executive Officer of the University of Virginia Alumni Association since 2005. Prior to that, Mr. Faulders served as the Chairman and Chief Executive Officer of LCC International, Inc. from 1999 to 2005 and as Chairman of Telesciences, Inc., an information services company, from 1998 to 1999. From 1995 to 1998, Mr. Faulders was Executive Vice President, Treasurer, and Chief Financial Officer of BDM International, Inc., a prominent systems integration company. Mr. Faulders is a member of the Board of Advisors of Morgan Franklin and the Board of Trustees of Randolph College. He is a 1971 graduate of the University of Virginia and in 1981 received a Masters of Business Administration from the Wharton School of the University of Pennsylvania.

Lawrence S. Herman joined our Board of Directors in March 2001.  Until his retirement in July 2007, Mr. Herman was one of BearingPoint’s most senior Managing Directors with senior responsibility for managing the strategy and emerging markets in the company’s state and local government practice.  During his 40 year career with BearingPoint and KPMG, Mr. Herman specialized in developing, evaluating, and implementing financial and management systems and strategies for state and local  governments around the nation.  He has directed systems integration projects for state and local governments, and several statewide performance and budget reviews for California, North Carolina, South Carolina, Louisiana, Oklahoma, and others, resulting in strategic fiscal and technology plans.  He is considered to be one of the nation’s foremost  state budget and fiscal planning experts.  Mr. Herman received his B.S. degree in Mathematics and Economics from Tufts University in 1965 and his Masters of Business Administration in 1967 from Harvard Business School.

Eric D. Hovde joined our Board in November 2006. In 1987, Mr. Hovde founded Hovde Financial, Inc., and is the Chief Executive Officer, Managing Member and Chairman of, Hovde Capital Advisors LLC, Hovde Private Equity Advisors LLC, and Hovde Financial, Inc., respectively (the “Hovde Group”). The Hovde Group is focused exclusively on the financial services industry and provides its clients with investment banking, asset management and merchant banking services. Mr. Hovde has also served as a director on numerous bank and thrift boards and currently serves on the Board of Directors and the Compensation Committee of Sunwest Bank in Orange County, California.  Mr. Hovde also serves on the Board of Directors and Audit Committee of Great Wolf Resorts, Inc.  Mr. Hovde is the co-founder and a trustee of the Eric D. and Steven D. Hovde Foundation, an organization that actively supports clinical research in search of a cure for Multiple Sclerosis and charitable relief in devastated areas around the world. Mr. Hovde received his degrees in Economics and International Relations from the University of Wisconsin. He is licensed with the NASD as a registered representative and general securities principal.

Class II Director Nominees – Term Expiring in 2010

Irving R. Beimler joined our Board in November 2006. Mr. Beimler has been with the Hovde Group since November 1997. Currently, he is serving as Portfolio Manager of Hovde Private Equity Advisors LLC. He has served as a senior officer, Interim President and Chief Executive Officer and a Board Member of numerous banks and thrifts during his career. He is a graduate of the State University of New York at Geneseo.

Milton E. Cooper, Jr. joined our Board in November 2003. Mr. Cooper served with Computer Sciences Corporation (“CSC”) from September 1984 until his retirement in May 2001, first as Vice President, Business Development and then (from January 1992) as President, Federal Sector. Before joining CSC, Mr. Cooper served in marketing and general management positions with IBM Corporation, Telex Corporation, and Raytheon Company. He also serves on the Board of Directors and on the Compensation Committee of both L-1 Identity Solutions, Inc. and Applied Signal Technology, Inc. Mr. Cooper is a 1960 graduate of the United States Military Academy. He served as an artillery officer with the 82nd Airborne Division before leaving active duty in 1963.

Terrence O’Donnell joined our Board in November 1996 upon the completion of our IPO. For the past eight years, Mr. O’Donnell has been the Executive Vice President and General Counsel of Textron, Inc. and a partner with the law firm of Williams & Connolly LLP in Washington, D.C. Mr. O’Donnell has practiced law since 1977, and from 1989 to 1992 served as General Counsel to the U.S. Department of Defense. Mr. O’Donnell presently also serves on the Board of Directors and the Compensation, Nominating and Audit Committees of IGI, Inc., an American Stock Exchange company. Mr. O’Donnell is a 1966 graduate of the U.S. Air Force Academy and received a Juris Doctor from Georgetown University Law Center in 1971.

Class III Director Nominees – Term Expiring in 2011

Phillip G. Norton joined us in March 1993 and has served since then as our Chairman of the Board and CEO. Since September 1996, Mr. Norton has also served as our President. Mr. Norton is a 1966 graduate of the U.S. Naval Academy.

Bruce M. Bowen founded our company in 1990 and served as our President until September 1996. Since September 1996, Mr. Bowen has served as our Executive Vice President, and from September 1996 to June 1997 also served as our CFO. Mr. Bowen has served on our Board since our founding. He is a 1973 graduate of the University of Maryland and in 1978 received a Masters of Business Administration from the University of Maryland.

Proposal 2 – Approval of the 2008 Non-Employee Director Long-Term Incentive Plan

(Proposal # 2 on Proxy Card)

On June 25, 2008, the Board of Directors adopted the 2008 Non-Employee Director Long-Term Incentive Plan, subject to stockholder approval (the “Non-Employee Director Plan”).  The Company’s current Long-Term Incentive Plan (the “1998 Amended Plan”) was adopted by shareholders in 2003.  The 1998 Amended Plan provided that Directors would annually receive 10,000 options the day after the Company’s annual meeting, but that no options shall be awarded pursuant to that provision after September 1, 2006.   The most recent option grants awarded to non-employee directors under the 1998 Amended Plan were awarded in September 2005. No equity awards were granted to the non-employee directors during the 2006 or 2007 calendar years.

Eligible participants in the Non-Employee Director Plan are directors who, on the date such person is to receive a grant of restricted shares hereunder is not a current employee of the Company or any of the Company’s subsidiaries (“Outside Director”). Six of our directors proposed for election at the annual meeting will be eligible to participate in the Non-Employee Director Plan.  Messrs. Norton and Bowen are not eligible to participate in the Non-Employee Director Plan.

Under the proposed Non-Employee Director Plan, each Non-Employee Director  will receive a one-time grant on the date which is two business days after the date that a Form S-8 registration statement in respect of the shares subject to the Non-Employee Director Plan is filed with, and declared effective by, the Securities and Exchange Commission, of a number of restricted shares having a Fair Market Value (as defined in the Plan) on the date of grant (determined without regard to the restrictions applicable thereto) of $35,000. Thereafter, every September 25th beginning September 25, 2008, or, if September 25th is not a business day, then on the first business day thereafter, each  director  will receive an annual grant of restricted stock having a Fair Market Value on the date of grant (determined without regard to the restrictions applicable thereto) equal to the aggregate dollar amount of cash compensation earned by an Outside Director during the Company’s fiscal year ended immediately prior to the respective Annual Grant Date.  Alternatively, directors may elect to receive their cash compensation in restricted stock.

The restricted shares granted to directors under the Plan will be subject to restrictions prohibiting such restricted shares from being sold, transferred, assigned, pledged or otherwise encumbered or disposed of.  The restrictions with respect to each award of restricted shares shall lapse as to one-half of such restricted shares on each of the one-year and second-year anniversary date of the grant of such award; provided, however, that the restrictions with respect to such restricted shares shall lapse immediately in the event that (i) the director is nominated for a new term as an Outside Director but is not elected by stockholders of the Company, or (ii) the director ceases to be a member of the Board due to death, disability or mandatory retirement (if any). The restrictions with respect to all of a director's restricted shares shall lapse immediately prior to a Change in Control (as defined in the Non-Employee Director Plan) provided that the director is a member of the Board immediately prior to such Change in Control.

During the restriction period, a director will have the right to vote his or her restricted shares and have the right to receive any cash dividends with respect to such restricted shares.  All distributions, if any, received by a director with respect to restricted shares as a result of any stock split, stock distribution, combination of shares, or other similar transaction will be subject to the same restrictions as are applicable to the restricted shares to which such distributions relate.

The purpose of the Non-Employee Director Plan is to align the economic interests of the directors with the interests of stockholders by including equity as a component of pay and to attract, motivate and retain experienced and knowledgeable directors.

Under the Non-Employee Director Plan, the total number of shares authorized for grant to non-employee directors is two hundred fifty thousand (250,000).  The 1998 Amended Plan did not specify the total number of shares authorized for grants solely to non-employee directors. If the Non-Employee Director Plan is approved by stockholders, we will register under the Securities Act of 1933, as amended, 250,000 shares of our common stock for issuance pursuant to awards granted under the Non-Employee Director Plan.

The Non-Employee Director Plan may be amended by the Board, in its sole discretion, without stockholder approval, unless approval of a change is required by applicable law. The equity payable under the Non-Employee Director Plan is intended to constitute a designated percentage (initially 50%) of the compensation paid to a director each year and if the directors approve an increase in the total annual retainer, the value of the annual awards under the Non-Employee Director Plan will increase. It is not anticipated that stockholder approval of an increase in the total annual retainer would be sought. Any amendments made without stockholder approval could increase the costs of the Non-Employee Director Plan. A director’s consent would be required to revoke or alter an outstanding award in a manner unfavorable to such director.

Stockholders are requested in this Proposal 2 to approve the Non-Employee Director Plan.  The  affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the annual meeting will be required to approve the Non-Employee Director Plan.  If you “Abstain” from voting, it will have the same effect as an “Against” vote.  Broker non-votes will have no effect.

The description above of the Non-Employee Director Plan is qualified in its entirety by reference to the full text of the Non-Employee Director Plan, a copy of which is attached as Annex A to these proxy materials.

Your Board unanimously recommends a vote FOR approval of the Non-Employee Director Plan.

Proposal 3 – Approval of the 2008 Employee Long-Term Incentive Plan

(Proposal # 3 on Proxy Card)

On June 25, 2008, the Board of Directors adopted the 2008 Long-Term Incentive Plan (the “Employee Plan”), subject to stockholder approval.   No awards have been issued under the 1998 Amended Plan since September 2006.  If the Employee Plan is adopted by stockholders, we do not intend to grant any awards under the 1998 Amended Plan or any earlier plan.  However, options granted under the 1998 Amended Plan, and any earlier plan, will continue to be subject to the terms and conditions as set forth in the agreements evidencing such options, as well as the terms of the plan under which they were granted.

Stockholders are requested in this Proposal 3 to approve the Employee Plan.  The  affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the annual meeting will be required to approve the Employee Plan.  If you “Abstain” from voting, it will have the same effect as an “Against” vote.  Broker non-votes will have no effect.

The description below of the Employee Plan is qualified in its entirety by reference to the full text of the Employee Plan, a copy of which is attached as Annex B to these proxy materials.

Your Board unanimously recommends a vote FOR approval of the 2008 Employee Long-Term Incentive Plan.

Summary of the Employee Plan

General

The Employee Plan allows for the grant of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, and other stock-based awards to ePlus employees. Under the Employee Plan, the total number of shares authorized for grant is 1,000,000.  This reflects a decrease of 2,000,000 from the 1998 Amended Plan.   Awards granted under the 1998 Amended Plan or any prior plan will not be counted toward the 1,000,000 authorized for grant under the Employee Plan.  The approval of the Employee Plan will allow the Compensation Committee to continue to grant stock options and a broad array of other equity incentives at levels it determines appropriate, subject to certain limitations set forth in the Employee Plan.  The purposes of the Employee Plan are to encourage employees of the Company to acquire a proprietary interest in the growth and performance of the Company, to generate an increased incentive to contribute to the Company’s future success and prosperity, thus enhancing the value of the Company for the benefit of its stockholders, and to enhance the ability of the Company and its affiliates to attract and retain exceptionally qualified individuals upon whom, in large measure, the sustained progress, growth and profitability of the Company depend.  Shares under the Employee Plan will not be used to compensate our outside directors, who may be compensated under a separate Non-Employee Director Plan, described above under Proposal 2, if approved by stockholders.

The Employee Plan includes certain provisions intended to ensure compliance with Section 409A of the Internal Revenue Code regarding certain deferred compensation arrangements.  These provisions are designed to exempt the awards from Section 409A, to preserve the intended tax treatments of the benefits provided with respect to the award under Section 409A, and to otherwise ensure compliance with the requirements of Section 409A.

Administration

Pursuant to its terms, the Employee Plan is administered by the Compensation Committee of the Board of Directors.  The Compensation Committee has the power to do the following, among other powers:  designate participants, determine the number, terms and conditions of any award, interpret and administer the Employee Plan, accelerate the vesting, exercise or payment of an award, correct any defect, supply any omission, or reconcile any inconsistency in the Employee Plan or any award in the matter and to the extent it shall deem desirable to carry the Employee Plan into effect, and make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Employee Plan.

Eligibility

In general, any employee of ePlus and its consolidated subsidiaries is eligible to be designated as a participant.   As of June 30, 2008, we had approximately 687 employees.

Stock Subject to the Plan

A maximum of 1,000,000 shares of common stock are available for issuance under the Employee Plan, subject to adjustment as provided under the terms of the Employee Plan.  Shares issuable under the Employee Plan may consist of authorized but unissued shares or shares held in our treasury.  If any shares covered by an award granted under the Employee Plan are forfeited, or if an award otherwise terminates without the delivery of shares or of other consideration, then the shares covered by such award, or the number of shares otherwise counted against the aggregate number of shares available under the Employee Plan with respect to such award, to the extent of any such forfeiture or termination, shall again be available for granting awards under the Employee Plan.  No more than 300,000 shares shall be available as incentive stock options, and no more than 500,000 may be available for awards granted in any form other than options or stock appreciation rights.  In addition, the Employee Plan includes an annual per-person limitation of 50,000 options and stock appreciation rights, and also a 50,000 annual limit on restricted stock, restricted stock units, performance awards and other stock-based awards.

Section 409A

Except to the extent specifically provided otherwise by the Committee, awards are intended to satisfy the requirements of Section 409A of the Internal Revenue Code, so as to avoid the imposition of any additional taxes or penalties.  Notwithstanding any provision in the Employee Plan to the contrary, with respect to any award that is subject to Section 409A, distributions on account of a separation from service may not be made to a “specified employee,” as defined by Section 409A, before six months after the date of separation from service, or, if earlier, the date of death of the employee.

Amendments to and Termination of the Plan

The Board of Directors may amend, alter, suspend, discontinue or terminate the Employee Plan, in whole or in part, provided that no material amendment may be made without stockholder approval if said approval is required by applicable law, rule or regulation.  No amendment, alteration, suspension or discontinuation may be made without approval of stockholders if the action would increase the total number of shares available under the Employee Plan or would result in a repricing, as described below.  No amendment of the Employee Plan may materially adversely affect any right of any participant with respect to any outstanding award without the participant’s written consent. If not earlier terminated by the Board of Directors, the Employee Plan will automatically terminate on September 15, 2018. No awards may be granted under the Employee Plan after it is terminated, but any previously granted awards will remain in effect until they expire.

Prohibition of Repricing

Except in the event of a stock dividend, recapitalization, stock split, merger, or other similar events defined in the Employee Plan, the Board may not, without stockholder approval, take any action that would:  permit options, SARs, or other stock-based awards encompassing rights to purchase shares to be repriced, replaced, or regranted through cancellation, or by lowering the exercise price of a previously granted option or the grant price of a previously granted SAR, or the purchase price of a previously granted other stock-based award.

Terms of Options

The Committee may grant non-qualified stock options, incentive stock options, or a combination of the two.  Each award will be evidenced by an agreement, which may have additional conditions or restrictions so long as such provisions are not inconsistent with the Employee Plan.

Exercise Price.  The exercise price shall no be less than 100% of the fair market value (as  defined in the Employee Plan) of the Company’s common stock on the date of the grant.

Option Term.  The term of each Option shall not exceed ten years from the date of the grant.

Vesting.  Unless the award agreement provides otherwise, and subject to the Committee’s authority to accelerate vesting, waive or amend terms, or otherwise modify an award, options shall become vested as follows:  20% of the shares shall first become exercisable on the one-year anniversary of the date of grant, 30% of the shares shall first become exercisable on the two-year anniversary of the date of grant, and the remainder shall first become exercisable on the three-year anniversary of the date of grant.  All options shall become immediately exercisable upon a change in control.

Payment of Exercise Price.  The exercise price shall be paid in full when an option is exercised, or, at the Committee’s discretion, may be paid pursuant to a broker-assisted cashless exercise, delivery of other shares of common stock of ePlus that have been held for at least six months, or a combination of the above methods.

Termination of Employment.  Options become immediately exercisable upon the death or disability of a participant, and must be exercised, if at all, within one year after said death or disability, but in no event after the date the options would otherwise lapse.  Upon retirement, all options that are not exercisable shall be forfeited, and if exercisable, the options must be exercised, if at all, within one year of retirement but in no event after the date the options would otherwise lapse.  Options that are not exercisable shall lapse upon a termination of employment for cause.  Upon termination of employment for any reason other than death, disability, retirement or cause, all options that are not exercisable as of the date of termination shall be forfeited, and if exercisable, must be exercised, if at all, within 90 days of termination of employment.

Restrictions on Transfer.  No option shall be assignable, alienable, saleable or transferable by a participant other than by will or the laws of descent and distribution.  However, the Committee may permit a participant to designate a beneficiary to exercise the rights of the participant upon the participant’s death.

Incentive Stock Options

Terms.  The terms of incentive stock options (“ISOs”) shall be designed to comply with Section 422 of the Internal Revenue Code.  In the event any provisions of the Employee Plan would contravene the Code, such Employee Plan provision shall not apply to ISOs.  In addition to the above conditions regarding stock options, the following also apply to ISOs:

Amount of Award.  The aggregate fair market value of stock (determined as of the time of grant) with respect to which such ISOs are exercisable for the first time by the participant during any calendar year may not exceed $100,000.  To the extent an option initially designated as an ISO exceeds this value limit or otherwise fails to satisfy the requirements applicable to ISOs, it shall be deemed a non-qualified stock option.

Timing of Exercise.  If the Committee exercises its discretion to permit an ISO to be exercised more than 90 days after the participant’s termination of employment, and the exercise occurs more than 90 days after the participant ceases being an employee (or more than 12 months in the event of the participant’s death or disability), such ISO shall be treated for all purposes as a non-qualified stock option.

Ten Percent Owners.  Any ISO granted to any individual who, at the date of grant, owns stock possessing more than ten percent of the total combined voting power of all classes of the Company’s stock shall have an exercise price per share of at least 110% of the fair market value of the stock at the date of grant, and the ISO shall expire no later than five years after the date of grant.

Stock Appreciation Rights

The Committee may grant Stock Appreciation Rights (“SARs”).  The grant price shall not be less than 100% of the fair market value of the stock on the date of grant, except that if a SAR is granted in tandem with an option, the grant price of the SAR shall not be less than the exercise price of the option.   As determined by the Committee, the payment upon exercise may be paid in cash, shares to be valued at their fair market value on the date of exercise, by any other mode of payment deemed appropriate by the Committee or by any combination thereof. The term of each SAR shall not exceed ten years from the date of grant.

Restricted Stock and Restricted Stock Units

Restricted stock and restricted stock units (“RSUs”) may be awarded under the Employee Plan to any employee selected by the Compensation Committee. Generally, the Compensation Committee has the discretion to fix the amount, terms, conditions and restrictions applicable to restricted stock awards.   Any restricted stock or RSUs granted may be evidenced as the Committee deems appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates. In the event any stock certificate is issued in respect of shares of restricted stock granted under the Employee Plan, such certificate shall be registered in the name of the participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such restricted stock.  Unless otherwise determined by the Committee, all shares of restricted stock and RSUs still subject to restriction shall be forfeited and reacquired by the Company upon termination of employment for any reason other than death or disability.  Any conditions or restrictions on restricted stock shall lapse upon a change in control.

Performance Awards

The Employee Plan authorizes the Committee to grant Performance Awards, which include arrangements under which the grant, issuance, retention, vesting and/or transferability of any award is subject to performance criteria and additional terms or conditions as designated by the Committee.  A performance award may be payable in cash, shares of common stock (including restricted stock), other securities or other awards.

Dividend Equivalents

The Employee Plan authorizes the Committee to grant participants awards under which the holders thereof are entitled to receive payments equivalent to dividends or interest, with respect to a number of shares determined by the Committee, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional shares or otherwise reinvested.

Other Stock-Based Awards

The Employee Plan authorizes the Committee to grant participants other awards that are denominated or payable in shares, as the Committee deems consistent with the Employee Plan and as comply with applicable law.  The awards shall be granted for no cash consideration, or for such minimal cash consideration as may be required by applicable law.  Payment of the award may be made in cash, shares, rights in or to shares issuable under the award, other securities, or other forms as determined by the Committee, or in any combination thereof.  The Committee may establish rules and procedures relating to the awards. Except as provided by the Committee, the award shall not be assignable, alienable, saleable, or transferable other than by will or the laws of descent and distribution, although the Committee may permit a participant to designate a beneficiary to exercise the rights of the participant upon the death of the participant.

Summary of Federal Income Tax Consequences of Options and Stock Appreciation Rights

The following is a brief summary of the principal United States Federal income tax consequences of stock options and stock appreciation rights under the Employee Plan, under current United States Federal income tax laws. This summary is not intended to constitute tax advice and is not intended to be exhaustive and, among other things, does not describe state, local or foreign tax consequences.

Nonqualified Stock Options and Stock Appreciation Rights. A participant will not recognize any income at the time a nonqualified stock option or stock appreciation right is granted, nor will we be entitled to a deduction at that time. When a nonqualified stock option or stock appreciation right is exercised, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares to which the option exercise pertains on the date of exercise over the exercise price (or, for a stock appreciation right, the cash or value of shares received on exercise). Payroll taxes are required to be withheld from the participant on the amount of ordinary income recognized by the participant. We generally will be entitled to a tax deduction with respect to a nonqualified stock option or stock appreciation right at the same time and in the same amount as the participant recognizes income. The participant’s tax basis in any shares acquired by exercise of a nonqualified stock option (or received on exercise of a stock appreciation right) will be equal to the exercise price paid plus the amount of ordinary income recognized.

Upon a sale of the shares received by a participant upon the exercise of a nonqualified stock option, any gain or loss will generally be treated as long-term or short-term capital gain or loss, depending on how long the participant held such shares prior to sale.

Incentive Stock Options. A participant will not recognize any income at the time an ISO is granted. Nor will a participant recognize any income at the time an ISO is exercised. However, the excess of the fair market value of the shares on the date of exercise over the exercise price paid will be a preference item that could create an alternate minimum tax liability. If a participant disposes of the shares acquired on exercise of an ISO after the later of two years after the date of grant of the ISO or one year after the date of exercise of the ISO (the “holding period”), the gain (i.e., the excess of the proceeds received on sale over the exercise price paid), if any, will be long-term capital gain eligible for favorable tax rates. If the participant disposes of the shares prior to the end of the holding period, the disposition is a “disqualifying disposition”, and the participant will recognize ordinary income in the year of the disqualifying disposition equal to the excess of  the lesser of (i) the fair market value of the shares on the date of exercise or (ii) the amount received for the shares, over the exercise price paid. The balance of the gain or loss, if any, will be long-term or short-term capital gain or loss depending on how long the shares were held by the participant prior to disposition.

We generally are not entitled to a deduction as a result of the grant or exercise of an ISO. If a participant recognizes ordinary income as a result of a disqualifying disposition, we will be entitled to a deduction at the same time and in the same amount as the participant recognizes ordinary income.

Code Section 162(m). With certain exceptions, Section 162(m) of the Code limits deduction for compensation in excess of $1,000,000 paid to certain “covered employees” whose compensation is reported in the compensation table included in the Company’s annual proxy statements. However, compensation paid to such employees will not be subject to such deduction limitation if it is considered “qualified performance-based compensation” (within the meaning of Section 162(m) of the Code, which, among other requirements, requires stockholder approval of the performance measures available under a plan). As previously noted, notwithstanding the adoption of the Employee Plan by stockholders, we reserve the right to pay our employees, including recipients of awards under the Employee Plan, amounts which may or may not be deductible under Section 162(m) or other provisions of the Code.

Your Board unanimously recommends a vote FOR approval of the 2008 Employee Long-Term Incentive Plan.

Proposal 4 - Approval of Amended and Restated Certificate of Incorporation

(Proposal # 4 on Proxy Card)

The Board of Directors proposes to amend and restate our Certificate of Incorporation (the “Amended and Restated Certificate of Incorporation”) to provide for the annual election of directors. Currently, the Board is divided into three classes, with directors elected to staggered three-year terms. Approximately one-third of our directors stand for election each year. If the proposed amendment to the Certificate of Incorporation is approved, directors will be elected to one-year terms of office starting at the 2009 Annual Meeting of Shareholders. The Amended and Restated Certificate of Incorporation also makes less substantive revisions, such as updating the name and address of our registered agent .

This proposal results from an ongoing review of corporate governance matters by the Nominating and Corporate Governance Committee and the Board. In its review, the Committee and the Board considered the advantages of maintaining the classified Board structure in light of our current circumstances, including that a classified Board structure promotes Board continuity and stability, encourages a long-term perspective by company management, and reduces vulnerability to coercive takeover tactics. While the Committee and the Board continue to believe that these are important considerations, the Committee and the Board also considered potential advantages of declassification in light of our current circumstances, including the ability of stockholders to evaluate directors annually, as well as the maintenance of best practices in corporate governance by the Company.

This general description of the Amended and Restated Certificate of Incorporation is qualified in its entirety by reference to the full text of the Amended and Restated Certificate of Incorporation, a copy of which is attached as Annex C to these proxy materials.

This proposal will be approved, and the proposed Amended and Restated Certificate of Incorporation adopted, upon the affirmative vote of the holders of the majority of the outstanding shares entitled to vote.  Abstentions and broker non-votes will have the same effect as an “Against” vote.

Your Board unanimously recommends a vote FOR approval of the Amended and Restated Certificate of Incorporation.

Proposal 5 – Ratification of the appointment of Deloitte & Touche LLP as our independent auditors for our fiscal year ending March 31, 2009

(Proposal # 5 on Proxy Card)

The Audit Committee of the Board of Directors has selected Deloitte & Touche LLP (“Deloitte”) as the Company’s independent auditor for the fiscal year ending March 31, 2009. Deloitte has served as the Company’s independent auditors since 1990, and is an independent registered public accounting firm.

Neither the Company’s bylaws nor other governing documents or law require stockholder ratification of the appointment of Deloitte as the Company’s independent auditors.  However, the Company is submitting the appointment of Deloitte to the stockholders for ratification as a matter of good corporate practice.  If the stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain that firm.  Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time if they determine that such a change would be in the best interest of the Company and its stockholders.

Representatives of Deloitte & Touche are expected to attend the annual meeting and will have the opportunity to make a statement if they desire and to respond to appropriate questions.

Auditor’s Fees

With respect to the fiscal years ended March 31, 2007 and March 31, 2008, the aggregate fees billed by Deloitte were as follows:

	Fiscal 2008	Fiscal 2007
Audit Fees	$2,209,400	$2,266,722
Audit Related Fees	__	__
Tax Fees
All Other Fees	$2,209,400	$2,266,722

Audit-Related Fees. There were no audit-related fees billed by Deloitte & Touche LLP for the fiscal years ended March 31, 2008 or 2007.

Tax Fees. There were no fees billed by Deloitte & Touche LLP for tax-related services rendered for the fiscal years ended March 31, 2008 or 2007.

All Other Fees. There were no other fees billed by Deloitte & Touche LLP for professional services for the fiscal years ended March 31, 2008 or 2007.

There were no non-audit related services provided by Deloitte & Touche LLP during the last two fiscal years. The Audit Committee pre-approves all auditing services (which may entail providing comfort letters in connection with securities underwriting), and all non-audit services provided to us by Deloitte & Touche LLP, subject to a de minimis exception as set forth by the SEC.

To be approved, Proposal 5, ratification of appointment of independent auditors, must receive a “For” vote from the majority of shares present and entitled to vote either in person or by proxy.  If you “Abstain” from voting, it will have the same effect as an “Against” vote.  Broker non-votes will have no effect.

Your board unanimously recommends voting FOR ratification of Deloitte and Touche LLP as the Company’s independent auditor for the fiscal year ending March 31, 2009.

Report of the Audit Committee

The primary role of the Audit Committee, as more fully described in its Charter, is to assist the Board of Directors in its oversight of the Company’s corporate accounting and financial reporting process and to interact directly with and evaluate the performance of the Company’s independent auditors.

In the performance of its oversight function, the Audit Committee has reviewed the Company’s audited financial statements for the fiscal year ended March 31, 2008 and has met with both management and the Company’s independent auditors, Deloitte & Touche LLP, to discuss those financial statements. The Audit Committee has discussed with Deloitte & Touche LLP those matters related to the conduct of the audit that are required to be communicated by the independent auditors to the Audit Committee, including, as set forth in Statements of Auditing Standards No. 61, as amended (as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T), Deloitte & Touche LLP’s judgments as to the quality, not just the acceptability, of the Company’s accounting principles.

The Audit Committee met separately with the independent auditors, without management present, to discuss the results of their audits, their evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting.

The Audit Committee has received from Deloitte & Touche LLP the required written disclosures and letter regarding its independence from ePlus, as set forth by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees)(as adopted by the PCAOB in Rule 3600T), and has discussed with Deloitte & Touche LLP its independence. The Audit Committee has also reviewed and considered whether the provision of other non-audit services by Deloitte & Touche LLP is compatible with maintaining the auditors’ independence.

Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors, and the Board of Directors approved, that the audited financial statements of ePlus for the fiscal year ended March 31, 2008 be included in the Company’s Annual Report on Form 10-K, which was filed with the Securities and Exchange Commission on July 3, 2008.

The Audit Committee

Terrence O’Donnell, Chairman
Irving R. Beimler
C. Thomas Faulders III
Lawrence S. Herman

The foregoing Report is not soliciting material, is not deemed filed with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

ANNEXES

ANNEX A – 2008 NON-EMPLOYEE DIRECTOR LONG-TERM INCENTIVE PLAN

Section 1.    Establishment and Purposes of the Plan.

(a)           Purpose.  The purposes of this ePlus inc. 2008 Non-Employee Director Long-Term Incentive Plan (the “Plan”) are to attract, retain and compensate for service as members of the Board of Directors of ePlus inc. (the “Company”) highly qualified individuals who are not current employees of the Company and to enable them to increase their ownership in the Company’s Common Stock.  The Plan will be beneficial to the Company and its stockholders since it will allow these Directors to have a greater personal financial stake in the Company through the ownership of Common Stock, in addition to underscoring their common interest with stockholders in increasing the long-term value of the Common Stock.

(b)           Effective Date; Shareholder Approval.  The Plan is effective September 15, 2008, subject to the approval by the Company’s shareholders.

Section 2.    Definitions.

As used herein, the following definitions shall apply:

“Affiliate” shall mean (i) any entity that, directly or through one or more intermediaries, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, as determined by the Committee.

“Applicable Laws” means the requirements relating to the administration of equity plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Restricted Shares are, or will be, granted under the Plan.

“Board” means the Board of Directors of the Company.

“Change in Control” means the occurrence of any of the following events with respect to the Company:

(i) the consummation of any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which Common Stock would be converted into cash, securities or other property, other than a merger of the Company in which the holders of Common Stock immediately prior to the merger own more than fifty percent (50%) of the outstanding common stock of the surviving corporation immediately after the merger; or

(ii) the consummation of any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company, other than to a subsidiary or affiliate; or

(iii) any action pursuant to which any person (as such term is defined in Section 13(d) of the Exchange Act), corporation or other entity shall become the “beneficial owner” (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of shares of capital stock entitled to vote generally for the election of directors of the Company (“Voting Securities”) representing more than fifty (50%) percent of the combined voting power of the Company’s then outstanding Voting Securities (calculated as provided in Rule 13d-3(d) in the case of rights to acquire any such securities); or

(iv) the individuals (x) who, as of the Effective Date, constitute the Board (the “Original Directors”) and (y) who thereafter are elected to the Board and whose election, or nomination for election, to the Board was approved by a vote of a majority of the Original Directors then still in office (such Directors being called “Additional Original Directors”) and (z) who thereafter are elected to the Board and whose election or nomination for election to the Board was approved by a vote of a majority of the Original Directors and Additional Original Directors then still in office, cease for any reason to constitute a majority of the members of the Board; or

(v) the dissolution or liquidation of the Company.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means a committee designated by the Board and composed of not less than two “Non-Employee Directors” as defined in Rule 16b-3 under the Exchange Act, or any successor rule or definition adopted by the Securities and Exchange Commission.

“Common Stock” means the common stock, par value $0.01 per share, of the Company.

“Director” means a member of the Board.

“Disability” means any illness or other physical or mental condition of a Participant which renders the Participant incapable of performing his or her customary and usual duties for the Company, or any medically determinable illness or other physical or mental condition resulting from a bodily injury, disease, or mental disorder that in the judgment of the Committee is permanent and continuous in nature. The Committee may require such medical or other evidence as it deems necessary to judge the nature and permanency of the Participant’s condition.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i) if the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq Global Market or The Nasdaq Capital Market of The Nasdaq Stock Market, the fair market value of a share of Common Stock shall be the closing sales price of a share of Common Stock as quoted on such exchange or system for such date (or the most recent trading day preceding such date if there were no trades on such date), as reported in The Wall Street Journal or such other source as the Committee deems reliable;

(ii) if the Common Stock is regularly quoted by a recognized securities dealer but is not listed in the manner contemplated by clause (i) above, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the day of determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable; or

(iii) if neither clause (i) above nor clause (ii) above applies, the fair market value of a share of Common Stock shall be determined in good faith by the Committee based on the reasonable application of a reasonable valuation method.

“Outside Director” means any Director who, on the date such person is to receive a grant of Restricted Shares hereunder is not a current employee of the Company or any of the Company’s subsidiaries.

“Participant” shall mean any Outside Director who holds a Restricted Stock Award granted or issued pursuant to the Plan.

“Plan” means this ePlus inc. 2008 Non-Employee Director Long-Term Incentive Plan.

“Restricted Shares” means Shares subject to a Restricted Stock Award.

“Restricted Stock Agreement” means any written agreement, contract, or other instrument or document, including an electronic communication, evidencing the terms and conditions of a Restricted Stock Award.

“Restricted Stock Award” means a grant of Restricted Shares pursuant to Section 7 of the Plan.

“Share” means a share of Common Stock, as adjusted in accordance with Section 9 of the Plan.

Section 3.    Stock Subject to the Plan.

Subject to the provisions of Section 9 of the Plan, the maximum aggregate number of Shares that may be issued as Restricted Shares under the Plan is two hundred fifty thousand (250,000) Shares.  The Shares may be authorized, but unissued, or treasury Shares.  Restricted Shares that have been transferred back to the Company shall be available for future grants of Restricted Shares under the Plan.

Section 4.    Administration of the Plan.

(a)            Administration.  The Plan shall be administered by the Committee.  The Committee shall have the authority, in its discretion:

(i)             to determine the Fair Market Value of Common Stock;

(ii)            to approve forms of agreement for use under the Plan;

(iii)           to determine the number of Shares that may be issued as Restricted Shares and the terms and conditions of such Restricted Shares;

(iv)           to construe and interpret the terms of the Plan;

(v)            to prescribe, amend and rescind rules and regulations relating to the Plan;

(vi)           to allow Participants to satisfy withholding tax obligations by having the Company withhold from the shares of Common Stock to be issued upon vesting of Restricted Shares that number of Shares having a Fair Market Value equal to the amount required to be withheld, provided that withholding is calculated at the minimum statutory withholding level.  The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined.  All determinations to have Shares withheld for this purpose shall be made by the Committee in its discretion;

(vii)          to instruct a corporate officer to execute on behalf of the Company any instrument required to effect the grant of a Restricted Stock Award granted by the Committee; and

(viii)         to make all other determinations deemed necessary or advisable for administering the Plan.

(b)           Effect of Committee’s Decision.  The Committee’s decisions, determinations and interpretations shall be final and binding on all Participants and anyone else who may claim an interest in Restricted Shares.

Section 5.    Eligibility.

The only persons who shall be eligible to receive Restricted Stock Awards under the Plan shall be persons who, on the date such Awards are granted, are Outside Directors.

Section 6.    Term of the Plan.

No Restricted Stock Award may be granted under the Plan after September 15, 2018.

Section 7.    Grants of Restricted Stock Awards.

(a)           Initial Grant.  Each individual who first becomes an Outside Director on or after the date of the approval of this Plan by the stockholders of the Company shall, upon first qualifying as an Outside Director, automatically be granted a number of Restricted Shares, on the terms and conditions set forth in Section 8 below, having a Fair Market Value on the date of grant (determined without regard to the restrictions applicable thereto) equal to the product of the amount of cash compensation earned by an individual Outside Director during the twelve months immediately prior to his becoming an Outside Director multiplied by the quotient of the number of days until the next Annual Grant Date (as defined below) divided by 365; provided, however, that grants of Restricted Shares under this Plan shall not be made until a Form S-8 registration statement in respect of the Shares is filed with, and declared effective by, the Securities and Exchange Commission.

(b)            Annual Grant.  On September 25th of each year (the “Annual Grant Date”), beginning with September 25, 2008, or the next following business day if September 25th is not a business day, each Outside Director shall automatically be granted a number of Restricted Shares, on the terms and conditions set forth in Section 8 below, having a Fair Market Value on the date of grant (determined without regard to the restrictions applicable thereto) equal to the aggregate dollar amount of cash compensation earned by an individual Outside Director who served on the board  during the Company’s entire fiscal year ended immediately prior to the respective Annual Grant Date; provided, however, that grants of Restricted Shares under this Plan shall not be made until a Form S-8 registration statement in respect of the Shares is filed with, and declared effective by, the Securities and Exchange Commission.

(c)            Special Grant.  On the date which is two business days after the date that a Form S-8 registration statement in respect of the Shares is filed with, and declared effective by, the Securities and Exchange Commission, each Outside Director who was serving as an Outside Director on the day prior to the date of the approval of this Plan by the stockholders of the Company shall automatically be granted a number of Restricted Shares, on the terms and conditions set forth in Section 8 below, having a Fair Market Value on the date of grant (determined without regard to the restrictions applicable thereto) equal to thirty-five thousand dollars ($35,000).

(d)            Stock Fee Election.   An Outside Director may make an election (a "Stock Fee Election") to receive Restricted Shares in lieu of all or any part of the cash compensation payable to him or her for service on the Board for a calendar year.  Any Stock Fee Election and any change or revocation thereof shall be made by delivering written notice thereof to the Committee prior to the end of the calendar year preceding the calendar year of service for which it is to be effective.   Such Stock Fee Election shall remain in effect for each subsequent calendar year of service unless changed.  An Outside Director may not elect to change his or her Stock Fee Election for a calendar year after the last day of the calendar year preceding the calendar year of service for which the election is made.  Any Restricted Stock that relates to a Stock Fee Election shall be treated as a Restricted Stock Award for purposes of this Plan.  The number of shares shall be determined by dividing the cash compensation deferred for a calendar quarter of service by the Fair Market Value as of the first business day of the following calendar quarter, and each such first business day shall be considered the grant date of the Restricted Stock Award.

Section 8.    Terms of Restricted Stock Awards.

Except as provided herein, Restricted Shares shall be subject to restrictions (“Restrictions”) prohibiting such Restricted Shares from being sold, transferred, assigned, pledged or otherwise encumbered or disposed of.  The Restrictions with respect to each award of Restricted Shares shall lapse as to one-half of such Restricted Shares on each of the one-year and second-year anniversary date of the grant of such award; provided, however, that the Restrictions with respect to such Restricted Shares shall lapse immediately in the event that (i) the Participant is nominated for a new term as an Outside Director but is not elected by stockholders of the Company, or (ii) the Participant ceases to be a member of the Board due to death, disability or mandatory retirement (if any). Notwithstanding the foregoing, the Restrictions with respect to all of a Participant's Restricted Shares shall lapse immediately prior to a Change in Control provided that the Participant is a member of the Board immediately prior to such Change in Control.

The Company shall issue, in the name of each Participant to whom Restricted Shares have been granted, stock certificates (in tangible or electronic form) representing the total number of Restricted Shares granted to such Participant as soon as reasonably practicable after the grant.  However, the Company or its transfer agent shall hold such certificates, properly endorsed for transfer, for the Participant’s benefit until such time as the Restriction Period applicable to such Restricted Shares lapses.  Upon the expiration or termination of the Restricted Period, the restrictions applicable to the Restricted Shares shall lapse and a stock certificate for the number of Restricted Shares with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions, to the Participant or his or her beneficiary or estate, as the case may be.  Except as described in the above paragraph, in the event that a Participant ceases to be a member of the Board before the applicable Restriction Period has expired or under circumstances in which the Restriction Period does not otherwise lapse, the Restricted Shares granted to such Participant shall thereupon be forfeited and transferred back to the Company.

During the Restriction Period, a Participant shall have the right to vote his or her Restricted Shares and shall have the right to receive any cash dividends with respect to such Restricted Shares.  All distributions, if any, received by a Participant with respect to Restricted Shares as a result of any stock split, stock distribution, combination of shares, or other similar transaction shall be subject to the same restrictions as are applicable to the Restricted Shares to which such distributions relate.

Section 9.    Adjustments Upon Changes in Capitalization.

Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Restricted Stock Award, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Restricted Stock Awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of a Restricted Stock Award, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.  Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to a Restricted Stock Award.

Section 10.    Grant Agreement.

Each grant of a Restricted Stock Award under the Plan will be evidenced by a Restricted Stock Agreement.  Such document will contain such provisions as the Committee may in its discretion deem advisable, provided that such provisions are not inconsistent with any of the provisions of the Plan.

Section 11.    Amendment and Termination of the Plan.

(a)           Amendment and Termination.  The Board may at any time amend, alter, suspend or terminate the Plan.

(b)           Shareholder Approval.  The Company shall obtain shareholder approval of any Plan amendment to the extent necessary to comply with Applicable Laws.

(c)           Effect of Amendment or Termination.  No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Committee, which agreement must be in writing and signed by the Participant and the Company.  Termination of the Plan shall not affect the Committee’s ability to exercise the powers granted to it hereunder with respect to Restricted Shares granted under the Plan prior to the date of such termination.

Section 12.    Conditions Upon Issuance of Shares.

(a)           Legal Compliance.  Shares shall not be issued pursuant to a Restricted Stock Award unless the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(b)           Investment Representations.  As a condition to the issuance of Restricted Shares, the Company may require the Participant to represent and warrant at the time of any such issuance that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.  Not in limitation of any of the foregoing, in any such case referred to in the preceding sentence the Committee may also require the Participant to execute and deliver documents containing such representations (including the investment representations described in this Section 12(b) of the Plan), warranties and agreements as the Committee or counsel to the Company shall deem necessary or advisable to comply with any exemption from registration under the Securities Act of 1933, as amended, any applicable State securities laws, and any other applicable law, regulation or rule.

(c)           Additional Conditions.  The Committee shall have the authority to condition the grant of any Restricted Shares in such other manner that the Committee determines to be appropriate, provided that such condition is not inconsistent with the terms of the Plan.

Section 13.    Inability to Obtain Authority.

The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

Section 14.    Reservation of Shares.

The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

Section 15.    Stockholder Approval.

The Plan shall be subject to approval by the stockholders of the Company.  Such stockholder approval shall be obtained in the manner and to the degree required under Applicable Laws.

Section 16.    Withholding; Notice of Sale.

Each Participant shall, no later than the date as of which the value of a Restricted Stock Award or of any Shares or other amounts received thereunder first becomes includable in the gross income of the Participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such income.  The Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.  The Company’s obligation to deliver stock certificates to any Participant is subject to and conditioned on any such tax obligations being satisfied by the Participant.  Subject to approval by the Committee, a Participant may elect to have the minimum required tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from Shares to be issued pursuant to any Restricted Stock Award a number of Shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due, or (ii) transferring to the Company Shares owned by the Participant with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the minimum withholding amount due.

Section 17.      Code Section 83(b) Elections

Neither the Company, any Affiliate, nor the Committee shall have any responsibility in connection with a Participant’s election, or attempt to elect, under Code section 83(b) to include the value of a Restricted Stock Award in the Participant’s gross income for the year of payment.  Any Participant who makes a Code section 83(b) election with respect to any such Restricted Stock Award shall promptly notify the Committee of such election and provide the Committee with a copy thereof.

Section 18.       No Right to Continue as a Director

Neither this Plan, nor the granting of a Restricted Stock Award under this Plan, nor any other action taken pursuant to this Plan shall constitute or be evidence of any agreement or understanding, express or implied, that the Company will retain a director for any period of time, or at any particular rate of compensation.

Section 19.    Governing Law.

This Plan shall be governed by the laws of the State of Delaware.

ANNEX B– 2008 EMPLOYEE LONG-TERM INCENTIVE PLAN

Section 1.    Establishment and Purpose

(a) Purpose.  The purposes of this ePlus inc. 2008 Long-Term Incentive Plan (the “Employee Plan”) are to encourage Employees of ePlus inc. (together with any successor thereto, the “Company”) and its Affiliates (as defined below) to acquire a proprietary interest in the growth and performance of the Company, to generate an increased incentive to contribute to the Company’s future success and prosperity, thus enhancing the value of the Company for the benefit of its stockholders, and to enhance the ability of the Company and its Affiliates to attract and retain exceptionally qualified individuals upon whom, in large measure, the sustained progress, growth and profitability of the Company depend.

(b) Effective Date; Shareholder Approval.  The Plan is effective September 15, 2008, subject to approval by the Company’s shareholders.

Section 2.    Definitions

As used in the Employee Plan, the following terms shall have the meanings set forth below:

(a) “Affiliate” shall mean (i) any entity that, directly or through one or more intermediaries, is controlled by the Company and (ii) any entity in which the Company has no less than a 50% equity interest, as determined by the Committee.  With respect to Incentive Stock Options, “Affiliate” means any entity, domestic or foreign, whether or not such entity now exists or is hereafter organized or acquired by the Company or by an Affiliate that is a “subsidiary corporation” within the meaning of Code Section 424(d) and the rules thereunder.

(b) “Award” shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award, Dividend Equivalent, or Other Stock-Based Award granted under the Employee Plan.

(c) “Award Agreement” shall mean any written agreement, contract, or other instrument or document, including an electronic communication, evidencing any Award granted under the Employee Plan.

(d) “Board” shall mean the Board of Directors of the Company.

(e) “Cause” means (except as otherwise provided in an Award Agreement) if the Committee, in its reasonable and good faith discretion, determines that the employee (i) fails to substantially perform his or her duties (other than as a result of Disability), after the Board or the executive to which the Participant reports delivers to the Participant a written demand for substantial performance that specifically identifies the manner in which the Participant has not substantially performed his or her duties; (ii) engages in willful misconduct or gross negligence that is materially injurious to the Company or a subsidiary; (iii) breaches his or her duty of loyalty to the Company or a subsidiary; (iv)  removed without proper authorization from the premises of the Company or a subsidiary of a document (of any media or form) relating to the Company or a subsidiary or the customers of the Company or a subsidiary; (v) breaches any confidentiality and/or non-compete agreement between him or her and the Company; or (vi) has committed a felony or a serious crime involving moral turpitude.

(f) “Change in Control” means an event that is “a change in the ownership or effective control of the corporation, or in the ownership of a substantial portion of the assets of the corporation" within the meaning of Section 409A and that also falls within one of the following events with respect to the Company:

(i) the consummation of any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which Common Stock would be converted into cash, securities or other property, other than a merger of the Company in which the holders of Common Stock immediately prior to the merger own more than fifty percent (50%) of the outstanding common stock of the surviving corporation immediately after the merger; or

(ii) the consummation of any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company, other than to a subsidiary or affiliate; or

(iii) any action pursuant to which any person (which term may include two or more persons consistent with Section 13(d)(3) of the Exchange Act), corporation or other entity shall become the “beneficial owner” (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of shares of capital stock entitled to vote generally for the election of directors of the Company (“Voting Securities”) representing more than fifty (50%) percent of the combined voting power of the Company’s then outstanding Voting Securities (calculated as provided in Rule 13d-3(d) in the case of rights to acquire any such securities); or

(iv) the individuals (x) who, as of the Effective Date, constitute the Board (the “Original Directors”) and (y) who thereafter are elected to the Board and whose election, or nomination for election, to the Board was approved by a vote of a majority of the Original Directors then still in office (such Directors being called “Additional Original Directors”) and (z) who thereafter are elected to the Board and whose election or nomination for election to the Board was approved by a vote of a majority of the Original Directors and Additional Original Directors then still in office, cease for any reason to constitute a majority of the members of the Board; or

(v) the dissolution or liquidation of the Company.

(g) “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

(h) “Committee” shall mean the Compensation Committee of the Board of Directors of the Company, or such other committee as may be designated by the Board.  However, if a member of the Compensation Committee is not an “outside director” within the meaning of Section 162(m) of the Code or is not a “non-employee director” as defined in Rule 16b-3 under the Exchange Act, the Compensation Committee may from time to time delegate some or all of its functions under the Employee Plan to a committee or subcommittee composed of members that meet the relevant requirements.  The term “Committee” includes any such committee or subcommittee, to the extent of the Compensation Committee’s delegation.

(i) “Common Stock” shall mean shares of the Company’s common stock, par value $0.01 per share.

(j) “Disability” shall mean any illness or other physical or mental condition of a Participant which renders the Participant incapable of performing his or her customary and usual duties for the Company, or any medically determinable illness or other physical or mental condition resulting from a bodily injury, disease, or mental disorder that in the judgment of the Committee is permanent and continuous in nature. The Committee may require such medical or other evidence as it deems necessary to judge the nature and permanency of the Participant’s condition.

(k) “Dividend Equivalent” shall mean any right granted under Section 6(e) of the Employee Plan.

(l) “Employee” means any person who is in the employ of the Company or any Affiliate, subject to the control and direction of the Company or any Affiliate as to both the work to be performed and the manner and method of performance.

(m) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(n) “Fair Market Value” shall mean, as of any date, the value of Common Stock determined as follows:

(i) if the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq Global Market or The Nasdaq Capital Market of The Nasdaq Stock Market, the Fair Market Value of a share of Common Stock shall be the closing sales price of a share of Common Stock as quoted on such exchange or system for such date (or the most recent trading day preceding such date if there were no trades on such date), as reported in The Wall Street Journal or such other source as the Committee deems reliable;

(ii) if the Common Stock is regularly quoted by a recognized securities dealer but is not listed in the manner contemplated by clause (i) above, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable; or

(iii) if neither clause (i) above nor clause (ii) above applies, the Fair Market Value of a share of a share of Common Stock shall be determined in good faith by the Committee based on the reasonable application of a reasonable valuation method.

(o) “Incentive Stock Option” shall mean an option granted under Section 6(a) of the Employee Plan that is intended to meet the requirements of Sections 422 of the Code, or any successor provision thereto.

(p) “Key Employee” shall mean an Employee who is a “covered employee” within the meaning of Section 162(m)(3) of the Code.

(q) “Non-Qualified Stock Option” shall mean an option granted under Section 6(a) of the Employee Plan that is not an Incentive Stock Option.

(r) “Option” shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

(s) “Other Stock-Based Award” shall mean any right granted under Section 6(f) of the Employee Plan.

(t) “Participant” shall mean an Employee of the Company or of any Affiliate designated to be granted an Award under the Employee Plan.

(u) “Performance Award” shall mean any right granted under Section 6(d) of the Employee Plan.

(v) “Performance Criteria” shall mean any quantitative and/or qualitative measures, as determined by the Committee, which may be used to measure the level of performance of the Company or any individual Participant during a Performance Period, including any Qualifying Performance Criteria.   With respect to any Award intended to satisfy the requirements of Code Section 162(m), performance criteria shall mean the Qualifying Performance Criteria.

(w) “Performance Period” shall mean any period as determined by the Committee in its sole discretion.

(x) “Person” shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, or government or political subdivision thereof.

(y) “Qualifying Performance Criteria” shall mean one or more of the following performance criteria, either individually, alternatively or in any combination, applied to either the company as a whole or to a business unit or Affiliate, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to a previous year’s results or to a designated comparison group, in each case as specified by the Committee in the Award: revenue, sales, net income, net earnings, earnings per share, return on total capital, return on equity, cash flow, operating profit and margin rate, subject to adjustment by the Committee to remove the effect of charges for restructurings, discontinued operations, extraordinary items and all items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence, related to the disposal of a segment or a business, or related to a change in accounting principle or otherwise.

(z) “Restricted Securities” shall mean Awards of Restricted Stock or other Awards under which issued and outstanding Shares are held subject to certain restrictions.

(aa) “Restricted Stock” shall mean any award of Shares granted under Section 6(c) of the Employee Plan.

(bb) “Restricted Stock Unit” shall mean any right granted under Section 6(c) of the Employee Plan that is denominated in Shares.

(cc) “Retirement” means retirement (i) at or after age 55 with ten years of service or (ii) at or after age 65.

(dd) “Section 409A” means Section 409A of Code, and the Treasury regulations and other authoritative guidance issued thereunder.

(ee) “Shares” shall mean the Shares of Common Stock, and such other securities as may become the subject of Awards, or become subject to Awards, pursuant to an adjustment made under Section 4(d) of the Employee Plan.

(ff) “Stock Appreciation Right” shall mean any right granted under Section 6(b) of the Employee Plan.

Section 3.    Administration

Except as otherwise provided herein, the Employee Plan shall be administered by the Committee, which shall have the power to interpret the Employee Plan and to adopt such rules and guidelines for implementing the terms of the Employee Plan as it may deem appropriate.  The Committee shall have the ability to modify the Employee Plan provisions, to the extent necessary, to accommodate any changes in laws and regulations in jurisdictions in which Participants will receive Awards.

(a) Subject to the terms of the Employee Plan and applicable law, the Committee shall have full power and authority to:

(i)	designate Participants;

(ii)	determine the type or types of Awards to be granted to each Participant under the Employee Plan;

(iii)	determine the number of Shares to be covered by (or with respect to which payments, rights, or other matters are to be calculated in connection with) Awards;

(iv)	determine the terms and conditions of any Award;

(v)
determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, or other Awards, or canceled, forfeited, or suspended, and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended;

(vi)
determine whether, to what extent, and under what circumstances cash, Shares, other securities, other Awards, and other amounts payable with respect to an Award under the Employee Plan shall be deferred either automatically or at the election of the holder thereof or of the Committee;

(vii)	interpret and administer the Employee Plan and any instrument or agreement relating to, or Award made under, the Employee Plan;

(viii)	establish, amend, suspend, or waive such rules and guidelines;

(ix)	accelerate the vesting, exercise or payment of an Award;

(x)	make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Employee Plan; and

(xi)
correct any defect, supply any omission, or reconcile any inconsistency in the Employee Plan or any Award in the manner and to the extent it shall deem desirable to carry the Employee Plan into effect.

(b) Unless otherwise expressly provided in the Employee Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Employee Plan or any Award shall be within the sole discretion of the Committee, may be made at any time, and shall be final, conclusive, and binding upon all Persons, including the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, any stockholder, and any employee of the Company or of any Affiliate.  In addition, actions of the Committee may be taken by the Committee but with one or more members abstaining or recusing himself or herself from acting on the matter, so long as two or more members remain to act on the matter.  Such action, authorized by the Committee upon the abstention or recusal of such members, shall be the action of the Committee for purposes of the Employee Plan.  The Committee may designate the Secretary of the Company or other employees of the Company to assist the Committee in the administration and operation of the Employee Plan and may direct such persons to execute documents on behalf of the Committee.

Section 4.    Shares Available for Awards

(a) Shares Available. Subject to adjustment as provided in Section 4(d),

The total number of shares of Common Stock reserved and available for delivery pursuant to Awards granted under the Employee Plan shall be one million (1,000,000); of which no more than five hundred thousand (500,000) may be available for Awards granted in any form provided for under the Employee Plan other than Options or Stock Appreciation Rights. If any Shares covered by an Award granted under the Employee Plan, or to which such an Award relates, are forfeited, or if an Award otherwise terminates without the delivery of Shares or of other consideration, then the Shares covered by such Award, or to which such Award relates, or the number of Shares otherwise counted against the aggregate number of Shares available under the Employee Plan with respect to such Award, to the extent of any such forfeiture or termination, shall again be available for granting Awards under the Employee Plan. Notwithstanding the foregoing but subject to adjustment as provided in Section 4(d), no more than three hundred thousand (300,000) Shares shall be available for delivery pursuant to the exercise of Incentive Stock Options.

Any Award made under a previous ePlus incentive plan shall continue to be subject to the terms and conditions of the plan under which it was awarded and the applicable Award Agreement.

(b)	Accounting for Awards. For purposes of this Section 4,

(i)
if an Award (other than a Dividend Equivalent) is denominated in Shares, the number of Shares covered by such Award, or to which such Award relates, shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Employee Plan; and

(ii)
Dividend Equivalents denominated in Shares and Awards not denominated in Shares but potentially payable in Shares shall be counted against the aggregate number of Shares available for granting Awards under the Employee Plan in such amount and at such time as the Dividend Equivalents and such Awards are settled in Shares, provided, however, that Awards that operate in tandem with (whether granted simultaneously with or at a different time from), or that are substituted for, other Awards may only be counted once against the aggregate number of Shares available, and the Committee shall adopt procedures, as it deems appropriate, in order to avoid double counting. Any Shares that are delivered by the Company, and any Awards that are granted by, or become obligations of, the Company through the assumption by the Company or an Affiliate of, or in substitution for, outstanding awards previously granted by an acquired company, shall not be counted against the Shares available for granting Awards under this Plan.

(iii)
Notwithstanding anything herein to the contrary, any Shares related to Awards which terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such Shares, are settled in cash in lieu of Shares, or are exchanged with the Committee’s permission, prior to the issuance of Shares, for Awards not involving Shares, shall be available again for grant under this Plan. Shares subject to an Award under the Employee Plan may not again be made available for issuance under the Employee Plan if such Shares are: (x) Shares that were subject to an Option or a stock-settled Stock Appreciation Right and were not issued upon the net settlement or net exercise of such Option or Stock Appreciation Right, (y) Shares delivered to or withheld by the Company to pay the exercise price or the withholding taxes under Options or Stock Appreciation Rights, or (z) Shares repurchased on the open market with the proceeds of an Option exercise.

(c)           Sources of Shares Deliverable Under Awards. Any Shares delivered pursuant to an Award may consist, in whole or in part, of authorized but unissued Shares or of treasury Shares.

(d)           Adjustments.

(i)
In the event that the Committee shall determine that any stock dividend, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event constitutes an equity restructuring transaction, as that term is defined in Statement of Financial Accounting Standards No. 123 (revised) or otherwise affects the Shares, then the Committee shall adjust the following in a manner that is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Employee Plan:

(A)           the number and type of Shares or other securities which thereafter may be made the subject of Awards including the limit specified in Section 4(a) regarding the number of shares that may be granted in the form of Restricted Stock, Restricted Stock Units, Performance Awards, or Other Stock-Based Awards;

(B)           the number and type of Shares or other securities subject to outstanding Awards;

(C)           the number and type of Shares or other securities specified as the annual per-participant limitation under Section 6(g)(v) and (vi);

(D)           the grant, purchase, or exercise price with respect to any Award, or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award; and

(E)            other value determinations applicable to outstanding awards.

Provided, however, in each case, that with respect to Awards of Incentive Stock Options no such adjustment shall be authorized to the extent that such authority would cause the Employee Plan to violate Sections 422(b)(1) of the Code or any successor provision thereto; and provided further, however, that the number of Shares subject to any Award denominated in Shares shall always be a whole number.  Notwithstanding the foregoing, no adjustments shall be made with respect to Performance Awards granted to a Key Employee to the extent such adjustment would cause the Award to fail to qualify as performance-based compensation under Section 162(m) of the Code and no adjustment shall be required if the Committee determines that such action could cause an Award to fail to satisfy the conditions of an applicable exception from the requirements of Section 409A of the Code or otherwise could subject a Participant to the additional tax imposed under Section 409A in respect of an outstanding Award.

(ii)
Consolidation, Merger or Sale of Assets.  Upon the occurrence of (i) a merger, consolidation, acquisition of property or stock, reorganization or otherwise involving the Company in which the Company is not to be the surviving corporation, (ii) a merger, consolidation, acquisition of property or stock, reorganization or otherwise involving the Company in which the Company is the surviving corporation but holders of Shares receive securities of another corporation, or (iii) a sale of all or substantially all of the Company’s assets (as an entirety) or capital stock to another person, any Award granted hereunder shall be deemed to apply to the securities, cash or other property (subject to adjustment by cash payment in lieu of fractional interests) to which a holder of the number of Shares equal to the number of Shares the Participant would have been entitled, and proper provisions shall be made to ensure that this clause is a condition to any such transaction; provided, however, that for an Award that is not subject to Section 409A the Committee (or, if applicable, the board of directors of the entity assuming the Company’s obligations under the Employee Plan) shall, in its discretion, have the power to either:

(a)           provide, upon written notice to Participants, that all Awards that are currently exercisable must be exercised within the time period specified in the notice and that all Awards not exercised as of the expiration of such period shall be terminated without consideration; provided, however, that the Committee (or successor board of directors) may provide, in its discretion, that, for purposes of this subsection, all outstanding Awards are currently exercisable, whether or not vested; or

(b)           cancel any or all Awards and, in consideration of such cancellation, pay to each Participant an amount in cash with respect to each Share issuable under an Award equal to the difference between the Fair Market Value of such Share on such date (or, if greater, the value per Share of the consideration received by holders of Shares as a result of such merger, consolidation, reorganization or sale) and the Exercise Price.

Section 5.    Eligibility

Any Employee of the Company or of any Affiliate shall be eligible to be designated a Participant.

Section 6.    Awards

(a) Options. Options granted under the Employee Plan may, at the discretion of the Committee, be in the form of either Non-Qualified Stock Options, Incentive Stock Options or a combination of the two.  Where both a Non-Qualified Stock Option and an Incentive Stock Option are granted to a Participant at the same time, such Awards shall be deemed to have been granted in separate grants, shall be clearly identified, and in no event will the exercise of one such Award affect the right to exercise the other Award.  Unless otherwise specified, an Option shall be a Non-Qualified Stock Option.  Subject to Section 3, the Committee is hereby authorized to grant Options to Participants with the following terms and conditions and with such additional terms and conditions, in either case not inconsistent with the provisions of the Employee Plan, as the Committee shall determine:

(i)
Amount of Shares. The Committee may grant Options to a Participant in such amounts as the Committee may determine, subject to the limitations se forth in Section 6(g)(v) of the Employee Plan.  The number of Shares subject to an Option shall be set forth in the applicable Award Agreement.

(ii)
Exercise Price. The exercise price per Share under an Option shall be determined by the Committee; provided, however, and except as provided in Section 4(d), that such exercise price shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option.  The exercise price of an Option, as determined by the Committee pursuant to this Section 6(a)(ii), shall be set forth in the applicable Award Agreement.

(iii)	Option Term. Except as set forth in Section 6(a)(vii) below, the term of each Option shall not exceed ten (10) years from the date of grant.

(iv)
Timing of Exercise. Except as may otherwise be provided in the Award Agreement or as the Committee may otherwise determine, and subject to the Committee’s authority under Section 3(a) to accelerate the vesting of an Award and to waive or amend any terms, conditions, limitations or restrictions of an Award, each Option granted under the Employee Plan shall be exercisable in whole or in part, subject to the following conditions, limitations and restrictions:

(A)
20% of the Shares subject to an Option shall first become exercisable on the one-year anniversary of the date of grant, 30% shall first become exercisable on the two-year anniversary of the date of grant and the remainder shall first become exercisable on the three-year anniversary of the date of grant;

(B)	All Options subject to the Award shall become immediately exercisable upon a Change in Control;

(C)
All Options granted to a Participant shall become immediately exercisable upon the death or Disability of the Participant and must be exercised, if at all, within one year after such Participant’s death or Disability, but in no event after the date such Options would otherwise lapse. Options of a deceased Participant may be exercised only by the estate of the Participant or by the person given authority to exercise such Options by the Participant’s will or by operation of law. In the event an Option is exercised by the executor or administrator of a deceased Participant, or by the person or persons to whom the Option has been transferred by the Participant’s will or the applicable laws of descent and distribution, the Company shall be under no obligation to deliver Shares thereunder unless and until the Company is satisfied that the person or persons exercising the Option is or are the duly appointed executor(s) or administrator(s) of the deceased Participant or the person to whom the Option has been transferred by the Participant’s will or by the applicable laws of descent and distribution;

(D)
Upon an Employee’s Retirement, all Options that have not become exercisable as of the date of Retirement shall be forfeited and to the extent that Options have become exercisable as of such date, such Options must be exercised, if at all, within one year after Retirement, but in no event after the date such Options would otherwise lapse; and

(E)
The Option shall lapse upon termination of employment for Cause.  Except as otherwise provided in Section 6(a)(vii) or Section 6(g)(xii), upon an Employee’s termination of employment, for any reason other than death, Disability, Retirement or Cause, all Options that have not become exercisable as of the date of termination shall be forfeited and to the extent that Options have become exercisable as of such date, such Options must be exercised, if at all, within 90 days after such termination of employment.

(v)
Payment of Exercise Price. The exercise price shall be paid in full when the Option is exercised and stock certificates shall be registered and delivered only upon receipt of such payment. Unless otherwise provided by the Committee, payment of the exercise price may be made in cash or by certified check, bank draft, wire transfer, or postal or express money order or any other form of consideration approved by the Committee. In addition, at the discretion of the Committee, payment of all or a portion of the exercise price may be made by

(A)
Delivering a properly executed exercise notice to the Company, or its agent, together with irrevocable instructions to a broker to deliver promptly to the Company the amount of sale proceeds with respect to the portion of the Shares to be acquired upon exercise having a Fair Market Value on the date of exercise equal to the sum of the applicable portion of the exercise price being so paid and appropriate tax withholding;

(B)
Tendering (actually or by attestation) to the Company previously acquired Shares that have been held by the Participant for at least six months having a Fair Market Value on the day prior to the date of exercise equal to the applicable portion of the exercise price being so paid; or

(C)	any combination of the foregoing.

(vi)
Incentive Stock Options. The terms of any Incentive Stock Option granted under the Employee Plan shall be designed to comply in all respects with the provisions of Section 422 of the Code, or any successor provision thereto, and any regulations promulgated thereunder which are hereby incorporated by reference.  In the event that any provision of the Employee Plan would contravene the Code rules that apply to Incentive Stock Options, such Plan provision shall not apply to Incentive Stock Options.  Incentive Stock Options granted under the Employee Plan shall be subject to the following additional conditions, limitations and restrictions:

(A)	Timing of Grant. No Incentive Stock Option shall be granted under the Employee Plan after the 10-year anniversary of the date the Employee Plan is adopted by the Board.

(B)
Amount of Award. The aggregate Fair Market Value of Shares (determined as of the time of grant) with respect to which such Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any subsidiary) may not exceed $100,000, taking Incentive Stock Option into account in the order in which they were granted.  To the extent an Option initially designated as an Incentive Stock Option exceeds the value limit of this Section or otherwise fails to satisfy the requirements applicable to Incentive Stock Options, it shall be deemed a Non-Qualified Stock Option and shall otherwise remain in full force and effect.

(C)
Timing of Exercise.  In the event that the Committee exercises its discretion to permit an Incentive Stock Option to be exercised by a Participant more than 90 days after the Participant’s termination of employment and such exercise occurs more than 90 days after such Participant has ceased being an Employee (or more than 12 months after the Participant is Disabled or dies), such Incentive Stock Option shall thereafter be treated as a Non-Qualified Stock Option for all purposes.

(D)
Transfer Restrictions. In no event shall the Committee permit an Incentive Stock Option to be transferred by a Participant other than by will or the laws of descent and distribution, and any Incentive Stock Option granted hereunder shall be exercisable, during his or her lifetime, only by the Participant.

(E)
Ten Percent Owners. No Incentive Stock Option shall be granted to any individual who, at the date of grant, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any Affiliate unless the exercise price per share of such Option is at least 110% of the Fair Market Value per Share at the date of grant and the Option expires no later than five years after the date of grant.

(vii)
Extension of Option Term for Blackouts.  At its discretion, the Committee may extend the term of any Option beyond its earlier termination pursuant to Section 6(a)(iii),(iv)(C), (iv)(D) or (iv)(E) if the Company had prohibited the participant from exercising the Option prior to termination or expiration in order to comply with applicable Federal, state, local or foreign law, provided that such extension may not exceed  the earlier of 30 days from the date such prohibition is lifted or ten years after the Option grant date.

(b) Stock Appreciation Rights. The Committee is hereby authorized to grant Stock Appreciation Rights to Participants. Subject to the terms of the Employee Plan and any applicable Award Agreement, a Stock Appreciation Right Award granted under the Employee Plan shall confer on the holder thereof a right to receive, upon exercise thereof, the excess of (i) the Fair Market Value of one Share on the date of exercise over (ii) the grant price of the Stock Appreciation Right as specified by the Committee, multiplied by the number of Stock Appreciation Rights granted.  As determined by the Committee, the payment upon exercise may be paid in cash, Shares to be valued at their Fair Market Value on the date of exercise, any other mode of payment deemed appropriate by the Committee or any combination thereof.  The Committee may establish a maximum appreciation value payable for stock appreciation rights.

(i)
Grant Price. Shall be determined by the Committee, provided, however, and except as provided in Section 4(d), that such price shall not be less than 100% of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right, except that if a Stock Appreciation Right is at any time granted in tandem with an Option, the grant price of the Stock Appreciation Right shall not be less than the exercise price of such Option.

(ii)	Term. The term of each Stock Appreciation Right shall not exceed ten (10) years from the date of grant.

(iii)	Time and Method of Exercise. The Committee shall establish in the applicable Award Agreement the time or times at which a Stock Appreciation Right may be exercised in whole or in part.

(c) Restricted Stock and Restricted Stock Units. The Committee is hereby authorized to grant Awards of Restricted Stock and Restricted Stock Units to Participants.

(i)
Restrictions. Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may establish in the applicable Award Agreement (including, without limitation, any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise, as the Committee may deem appropriate. Unrestricted Shares, evidenced in such manner as the Committee shall deem appropriate, shall be delivered to the holder of Restricted Stock promptly after such restrictions have lapsed.

(ii)
Registration. Any Restricted Stock or Restricted Stock Units granted under the Employee Plan may be evidenced in such manner as the Committee may deem appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates. In the event any stock certificate is issued in respect of Shares of Restricted Stock granted under the Employee Plan, such certificate shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.

(iii)
Forfeiture. Upon termination of employment during the applicable restriction period for any reason other than death or Disability, except as determined otherwise by the Committee, all Shares of Restricted Stock and all Restricted Stock Units still, in either case, subject to restriction shall be forfeited and reacquired by the Company.

(d) Performance Awards. The Committee is hereby authorized to grant Performance Awards to Participants. Performance Awards include arrangements under which the grant, issuance, retention, vesting and/or transferability of any Award is subject to such Performance Criteria and such additional conditions or terms as the Committee may designate. The Committee may establish a maximum Performance Award. Subject to the terms of the Employee Plan and any applicable Award Agreement, a Performance Award granted under the Employee Plan:

(i)	may be denominated or payable in cash, Shares (including, without limitation, Restricted Stock), other securities, or other Awards; and

(ii)
shall confer on the holder thereof rights valued as determined by the Committee and payable to, or exercisable by, the holder of the Performance Award, in whole or in part, upon the achievement of such performance goals during such Performance Periods as the Committee shall establish.

(e) Dividend Equivalents. The Committee is hereby authorized to grant to Participants Awards under which the holders thereof shall be entitled to receive payments equivalent to dividends or interest with respect to a number of Shares determined by the Committee, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Shares or otherwise reinvested. Subject to the terms of the Employee Plan and any applicable Award Agreement, such Awards may have such terms and conditions as the Committee shall determine.

(f) Other Stock-Based Awards. The Committee is hereby authorized to grant to Participants such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as are deemed by the Committee to be consistent with the purposes of the Employee Plan, provided, however, that such grants must comply with applicable law. Subject to the terms of the Employee Plan and any applicable Award Agreement, the Committee shall determine the terms and conditions of such Awards. Shares or other securities delivered pursuant to a purchase right granted under this Section 6(f) shall be purchased for such consideration, which may be paid by such method or methods and in such form or forms, including, without limitation, cash, Shares, other securities, or other Awards, or any combination thereof, as the Committee shall determine, the value of which consideration, as established by the Committee, and except as provided in Section 4(d), shall not be less than the Fair Market Value of such Shares or other securities as of the date such purchase right is.

(g) General.

(i)	No Cash Consideration for Awards. Awards shall be granted for no cash consideration or for such minimal cash consideration as may be required by applicable law.

(ii)
Awards may be Granted Separately or Together. Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for any other Award or any award granted under any other plan of the Company or any Affiliate. Awards granted in addition to or in tandem with other Awards, or in addition to or in tandem with awards granted under any other plan of the Company or any Affiliate, may be granted either at the same time as or at a different time from the grant of such other Awards.

(iii)
Forms of Payment under Awards. Subject to the terms of the Employee Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise, or payment of an Award may be made in such form or forms as the Committee shall determine, including, without limitation, cash, Shares, rights in or to Shares issuable under the Award or other Awards, other securities, or other Awards, or any combination thereof, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents in respect of installment or deferred payments.

(iv)
Limits on Transfer of Awards. Except as provided by the Committee, no Award and no right under any such Award, shall be assignable, alienable, saleable, or transferable by a Participant otherwise than by will or by the laws of descent and distribution provided, however, that, if so determined by the Committee, a Participant may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Participant with respect to any Award upon the death of the Participant. Each Award, and each right under any Award, shall be exercisable, during the Participant’s lifetime, only by the Participant or, if permissible under applicable law, by the Participant’s guardian or legal representative. No Award and no right under any such Award, may be pledged, alienated, attached, or otherwise encumbered, and any purported pledge, alienation, attachment, or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

(v)
Per-Person Limitation on Options and SARs. The number of Shares with respect to which Options and Stock Appreciation Rights may be granted under the Employee Plan during any calendar year to an individual Participant shall not exceed fifty thousand (50,000) Shares, subject to adjustment as provided in Section 4(d).

(vi)
Per-Person Limitation on Certain Awards. Other than Options and Stock Appreciation Rights, the aggregate number of Shares with respect to which Restricted Stock, Restricted Stock Units, Performance Awards and Other Stock-Based Awards may be granted under the Employee Plan during any calendar year to an individual Participant shall not exceed fifty thousand (50,000) Shares, subject to adjustment as provided in Section 4(d).

(vii)
Conditions and Restrictions upon Securities Subject to Awards. The Committee may provide that the Shares issued upon exercise of an Option or Stock Appreciation Right or otherwise subject to or issued under an Award shall be subject to such further agreements, restrictions, conditions or limitations as the Committee in its discretion may specify prior to the exercise of such Option or Stock Appreciation Right or the grant, vesting or settlement of such Award, including without limitation, conditions on vesting or transferability and forfeiture or repurchase provisions or provisions on payment of taxes arising in connection with an Award. Without limiting the foregoing, such restrictions may address the timing and manner of any resales by the Participant or other subsequent transfers by the Participant of any Shares issued under an Award, including without limitation: (A) restrictions under an insider trading policy or pursuant to applicable law, (B) restrictions designed to delay and/or coordinate the timing and manner of sales by Participant and holders of other Company equity compensation arrangements, (C) restrictions as to the use of a specified brokerage firm for such resales or other transfers and (D) provisions requiring Shares to be sold on the open market or to the Company in order to satisfy tax withholding or other obligations.

(viii)
Share Certificates. All Shares or other securities delivered under the Employee Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Employee Plan or the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange or automated quotation system upon which such Shares or other securities are then listed, quoted, or traded, and any applicable Federal, state, or local securities laws, and the Committee may cause a legend or legends to be put on any such certificates or issue instructions to the transfer agent to make appropriate reference to such restrictions.

(ix)
Suspension of Exercise. The Company reserves the right from time to time to suspend the exercise of any stock option or stock appreciation right where such suspension is deemed by the Company as necessary or appropriate for corporate purposes.

(x)	Change in Control. Notwithstanding anything to the contrary in the Employee Plan, any conditions or restrictions on Restricted Stock shall lapse upon a Change in Control.

(xi)
Award Agreement.  Each grant of an Award under the Employee Plan will be evidenced by an Award Agreement.  Such document will contain such provisions as the Committee may in its discretion deem advisable, provided that such provisions are not inconsistent with any of the provisions of the Employee Plan.

(xii)
Special Forfeiture Provision.  If the Committee, in its discretion, determines and the applicable Award Agreement so provides, a Participant who, without prior written approval of the Company, enters into any employment or consultation arrangement (including service as an agent, partner, stockholder, consultant, officer or director) to any entity or person engaged in any business in which the Company or its affiliates is engaged which, in the sole judgment of the Company, is competitive with the Company or any Affiliate, (i) shall forfeit all rights under any outstanding Option or Stock Appreciation Right and shall return to the Company the amount of any profit realized upon the exercise, within such period as the Committee may determine, of any Option or Stock Appreciation Right, and (ii) shall forfeit and return to the Company all Shares of Restricted Stock and other Awards which are not then vested or which vested but remain subject to the restrictions imposed by this Section 6(g)(xii), as provided in the Award Agreement.

(xiii)
No Repricing. Repricing of Options or Stock Appreciation Rights shall not be permitted without stockholder approval. For this purpose, a “repricing” means any of the following (or any other action that has the same effect as any of the following): (A) changing the terms of an Option or Stock Appreciation Right to lower its exercise price (other than pursuant to Section 4(d)); (B) any other action that is treated as a “repricing” under generally accepted accounting principles; and (C) repurchasing for cash or canceling an Option or Stock Appreciation Right at a time when its exercise price is greater than the Fair Market Value of the underlying stock in exchange for another Award, unless the cancellation and exchange occurs in connection with an event set forth in Section 4(d). Such cancellation and exchange would be considered a “repricing” regardless of whether it is treated as a “repricing” under generally accepted accounting principles and regardless of whether it is voluntary on the part of the Participant.

Section 7.    Amendment and Termination

Except to the extent prohibited by applicable law and unless otherwise expressly provided in an Award Agreement or in the Employee Plan:

(a) Amendments to the Employee Plan. The Board of Directors of the Company may amend, alter, suspend, discontinue, or terminate the Employee Plan, in whole or in part; provided, however, that without the prior approval of the Company’s stockholders, no material amendment shall be made if stockholder approval is required by applicable law, rule or regulation, and; provided, further, that, notwithstanding any other provision of the Employee Plan or any Award Agreement, no such amendment, alteration, suspension, discontinuation, or termination shall be made without the approval of the stockholders of the Company that would:

(i)	increase the total number of Shares available for Awards under the Employee Plan, except as provided in Section 4 hereof; or

(ii)
except as provided in Section 4(d), permit Options, Stock Appreciation Rights, or other Stock-Based Awards encompassing rights to purchase Shares to be repriced, replaced, or regranted through cancellation, or by lowering the exercise price of a previously granted Option or the grant price of a previously granted Stock Appreciation Right, or the purchase price of a previously granted Other Stock-Based Award.

(b) Amendments to Awards. The Committee may waive any conditions or rights under, amend any terms of, or amend, alter, suspend, discontinue, or terminate, any Awards theretofore granted, prospectively or retroactively. No such amendment or alteration shall be made which would impair the rights of any Participant, without such Participant’s consent, under any Award theretofore granted, provided that no such consent shall be required with respect to any amendment or alteration if the Committee determines in its sole discretion that such amendment or alteration either (i) is required or advisable in order for the Company, the Employee Plan or the Award to satisfy or conform to any law or regulation or to meet the requirements of any accounting standard, or (ii) is not reasonably likely to significantly diminish the benefits provided under such Award.

Section 8.    General Provisions

(a) No Rights to Awards. No Employee, Participant or other Person shall have any claim to be granted any Award under the Employee Plan, or, having been selected to receive an Award under this Plan, to be selected to receive a future Award, and further there is no obligation for uniformity of treatment of Employees, Participants, or holders or beneficiaries of Awards under the Employee Plan. The terms and conditions of Awards need not be the same with respect to each recipient.

(b) Withholding. The Company or any Affiliate shall be authorized to withhold from any Award granted or any payment due or transfer made under any Award or under the Employee Plan the amount (in cash, Shares, other securities, or other Awards) of withholding taxes due in respect of an Award, its exercise, or any payment or transfer under such Award or under the Employee Plan and to take such other action as may be necessary in the opinion of the Company or Affiliate to satisfy statutory withholding obligations for the payment of such taxes.

(c) No Limit on Other Compensation Arrangements. Nothing contained in the Employee Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

(d) No Right to Employment. The grant of an Award shall not constitute an employment contract nor be construed as giving a Participant the right to be retained in the employ of the Company or any Affiliate. Further, the Company or an Affiliate may at any time dismiss a Participant from employment, free from any liability, or any claim under the Employee Plan, unless otherwise expressly provided in the Employee Plan or in any Award Agreement.

(e) Governing Law. The validity, construction, and effect of the Employee Plan and any rules and regulations relating to the Employee Plan shall be determined in accordance with the laws of the State of Delaware and applicable Federal law without regard to conflict of law.

(f) Severability. If any provision of the Employee Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction, or as to any Person or Award, or would disqualify the Employee Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Employee Plan or the Award, such provision shall be stricken as to such jurisdiction, Person, or Award, and the remainder of the Employee Plan and any such Award shall remain in full force and effect.

(g) No Trust or Fund Created. Neither the Employee Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

(h) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Employee Plan or any Award, and the Committee shall determine whether cash or other securities shall be paid or transferred in lieu of any fractional Shares, or whether such fractional Shares or any rights thereto shall be canceled, terminated, or otherwise eliminated.

(i) Headings. Headings are given to the Sections and subsections of the Employee Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Employee Plan or any provision thereof, and, in the event of any conflict, the text of the Employee Plan, rather than such headings, shall control.

(j) Indemnification. Subject to requirements of Delaware State law, each individual who is or shall have been a member of the Board, or a Committee appointed by the Board or a delegate of the Committee so acting, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under this Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his/her own behalf, unless such loss, cost, liability, or expense is a result of his/her own willful misconduct or except as expressly provided by statute. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such individuals may be entitled under the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

(k) Compliance with Section 409A. Except to the extent specifically provided otherwise by the Committee, Awards under the Employee Plan are intended to satisfy the requirements of Section 409A so as to avoid the imposition of any additional taxes or penalties under Section 409A. If the Committee determines that an Award, Award Agreement, payment, distribution, deferral election, transaction or any other action or arrangement contemplated by the provisions of the Employee Plan would, if undertaken, cause a Participant to become subject to any additional taxes or other penalties under Section 409A, then unless the Committee specifically provides otherwise, such Award, Award Agreement, payment, distribution, deferral election, transaction or other action or arrangement shall not be given effect to the extent it causes such result and the related provisions of the Employee Plan and/or Award Agreement will be deemed modified, or, if necessary, suspended in order to comply with the requirements of Section 409A to the extent determined appropriate by the Committee, in each case without the consent of or notice to the Participant.  Notwithstanding any provision in the Employee Plan to the contrary, with respect to any Award that is subject to Section 409A, distributions on account of a separation from service may not be made to a “specified employee” (as defined by Section 409A) before the date which is six (6) months after the date of separation from service (or, if earlier, the date of death of the employee).

(l) No Representations or Covenants with Respect to Tax Qualification. Although the Company may endeavor to (i) qualify an Award for favorable U.S. tax provisions (e.g., incentive stock options under Section 422 of the Code) or (ii) avoid adverse tax treatment (e.g., under Section 409A of the Code), the Company makes no representation to that effect and expressly disavows any covenant to maintain favorable or avoid unfavorable tax treatment. The Company shall be unconstrained in its corporate activities without regard to the potential negative tax impact on holders of Awards under the Employee Plan.

(m) Compliance with Laws. The granting of Awards and the issuance of Shares under the Employee Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or stock exchanges or automated quotation systems on which the Company is listed, quoted or traded as may be required. The Company shall have no obligation to issue or deliver evidence of title for Shares issued under the Employee Plan prior to:

(i)	obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and

(ii)
completion of any registration or other qualification of the Shares under any applicable national or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable or at a time when any such registration or qualification is not current, has been suspended or otherwise has ceased to be effective.

The inability or impracticability of the Company to obtain or maintain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

(n) Code Section 83(b) Elections.  Neither the Company, any Affiliate, nor the Committee shall have any responsibility in connection with a Participant’s election, or attempt to elect, under Code section 83(b) to include the value of a Restricted Stock Award in the Participant’s gross income for the year of payment.  Any Participant who makes a Code section 83(b) election with respect to any such Award shall promptly notify the Committee of such election and provide the Committee with a copy thereof.

Section 9.    Term of the Employee Plan

The Plan shall remain in full force and effect through September 15, 2018, unless sooner terminated by the Board.  After the Employee Plan is terminated, no future Awards may be granted, but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and the Employee Plan’s terms and conditions.

ANNEX C – AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF EPLUS INC.

The present name of the corporation is ePlus inc. (the “Corporation”).  The Corporation was incorporated under the name “MLC Holdings, Inc.” by filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware on August 27, 1996.  This Amended and Restated Certificate of Incorporation of the Corporation, which restates and integrates and also further amends the provisions of the Corporation’s Certificate of Incorporation, was duly adopted in accordance with the provisions of Sections 242 and 245 of the General Corporation Laws of the State of Delaware (particularly Chapter 1, Title 8 of the Delaware Code, as amended, and referred to as the “Delaware General Corporation Law”).  The Certificate of Incorporation of the Corporation is hereby amended, integrated and restated to read in its entirety as follows:

FIRST

The name of the Corporation is ePlus inc.

SECOND

The address of the registered office of the Corporation in the State of Delaware is 1209 Orange Street, City of Wilmington, County of New Castle, 19801, and the name of the Corporation’s registered agent in the State of Delaware is The Corporation Trust Company.

THIRD

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law.

FOURTH

The total number of shares of all classes of stock which the Corporation shall have authority to issue is 27 million (27,000,000) shares consisting of 25 million (25,000,000) shares of common stock having a par value of $.01 per share (the “Common Stock”) and two million (2,000,000) shares of preferred stock having a par value of $.01 per share (the “Preferred Stock”).

The Board of Directors of the Corporation is authorized, subject to limitations prescribed by law, to provide by resolution or resolutions for the issuance of shares of the Preferred Stock as a class or in series, and, by filing a certificate of designations, pursuant to the Delaware General Corporation Law, setting forth a copy of such resolution or resolutions to establish from time to time the number of shares to be included in each such series and to fix the designation, powers, preferences and rights of the shares of the class or of each such series and the qualifications, limitations, and restrictions thereof.  The authority of the Board of Directors with respect to the class or each series shall include, but not be limited to, determination of the following:

a)             the number of shares constituting any series and the distinctive designation of that series;

b)             the dividend rate of the shares of the class or of any series, whether dividends shall be cumulative, and if so, from which date or dates, and the relative rights of priority, if any of payment of dividends on shares of the class or of that series;

c)             whether the class or any series shall have voting rights, in addition to the voting rights provided by law, and if so, the terms of such voting rights;

d)             whether the class or any series shall have conversion privileges and, if so, the terms and conditions of conversion, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine;

e)             whether or not the shares of the class or of any series shall be redeemable, and, if so, the terms and conditions of such redemption, including the date or date upon or after which they shall be redeemable and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption rates;

f)              whether the class or any series shall have a sinking fund for the redemption or purchase of shares of the class or of that series, and if so, the terms and amount of such sinking fund;

g)             the rights of the shares of the class or of any series in the event of voluntary or involuntary dissolution or winding up of the Corporation, and the relative rights of priority, if any, of payment of shares of the class or of that series; and

h)             any other powers, preferences, rights, qualifications, limitations and restrictions of the class or of that series.

All rights accruing to the outstanding shares of the Corporation not expressly provided for to the contrary herein or in any certificate of designation shall be vested exclusively in the Common Stock.

FIFTH

The Corporation is to have perpetual existence.

SIXTH

In furtherance and not in limitation of the powers conferred by statute, the Board of Directors of the Corporation is expressly authorized to make, alter, or repeal the Bylaws of the Corporation.

SEVENTH

No person shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director; provided, however, that the foregoing shall not eliminate or limit the liability of a director (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit.

EIGHTH

The Corporation shall indemnify, in the manner and to the fullest extent permitted by the Delaware General Corporation Law (and in the case of any amendment thereto, to the extent that such amendment permits the Corporation to provide broader indemnification rights than permitted prior thereto), any person (or the estate of any person) who is or was a party to, or is threatened to be made a party to, any threatened, pending or completed action, suit or proceeding, whether or not by or in the right of the Corporation, and whether civil, criminal, administrative, investigative or otherwise, by reason of the fact that such person is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan.  The corporation may, to the fullest extent permitted by the Delaware General Corporation Law, purchase and maintain insurance on behalf of any such person against any liability which may be asserted against such person.  To the fullest extent permitted by the Delaware General Corporation Law, the indemnification provided herein may include expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement and any such expenses may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the person seeking indemnification to repay such amounts if it is ultimately determined that he or she is not entitled to be indemnified.  The indemnification provided herein shall not be deemed to limit the right of the Corporation to indemnify any other person for any such expenses to the fullest extent permitted by the Delaware General Corporation Law, nor shall it be deemed exclusive of any other rights to which any person seeking indemnification from the Corporation may be entitled under any agreement, the Corporation’s Bylaws, vote of stockholders or disinterested directors, or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office.  The Corporation may, but only to the extent that the Board of Directors may (but shall not be obligated to) authorize from time to time, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation to the fullest extent of the provisions of this Article Eighth as they apply to the indemnification and advancement of expenses of directors and officers of the Corporation.

NINTH

From time to time any of the provisions of this Certificate of Incorporation may be amended, altered, or repealed, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted in the manner and at the time prescribed by said laws, and all rights at any time conferred upon the stockholders of the Corporation by this Certificate of Incorporation are granted subject to the provisions of this Article Ninth.

IN WITNESS WHEREOF, ePlus inc. has caused this Amended and Restated Certificate of Incorporation to be executed by its duly authorized officer on this ______ day of ___________, 2008.

EPLUS INC.

Signature: __________________________

Name: _____________________________

Title: ______________________________

[FORM OF PROXY CARD]

ePlus inc.	Proxy

Annual Meeting of Stockholders Of
ePlus inc.
September 15, 2008

THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Erica S. Stoecker and Kleyton L. Parkhurst, and each or either of them, proxies, with power of substitution, to vote all shares of the undersigned at the Annual Meeting of Stockholders of ePlus inc., a Delaware corporation, to be held on September 15, 2008 at 8:00 a.m. at the Hyatt Regency located at 1800 Presidents Street, Reston, Virginia 20170, or at any adjournment thereof, upon the matters set forth in the Proxy Statement for such Meeting, and in their discretion, upon such other business as may properly come before the Meeting.

1.	To elect as Directors, each to serve a term as described below

•	To elect three Class I Directors, each to serve a term of one year and until their successors have been duly elected and qualified.

TO VOTE FOR ALL THE NOMINEES LISTED BELOW

☐ FOR ALL THE NOMINEES LISTED BELOW    ☐ WITHHOLD AUTHORITY

C. Thomas Faulders, III
Lawrence S. Herman
Eric D. Hovde

OR TO VOTE FOR EACH NOMINEE SEPARATELY

C. Thomas Faulders, III	☐ FOR ☐ WITHHOLD AUTHORITY
Lawrence S. Herman	☐ FOR☐ WITHHOLD AUTHORITY
Eric D. Hovde	☐ FOR ☐ WITHHOLD AUTHORITY

•	To elect three Class II Directors, each to serve a term of two years and until their successors have been duly elected and qualified.

TO VOTE FOR ALL THE NOMINEES LISTED BELOW

☐ FOR ALL THE NOMINEES LISTED BELOW    ☐ WITHHOLD AUTHORITY

Irving R. Beimler
Milton E. Cooper, Jr.
Terrence O’Donnell

OR TO VOTE FOR EACH NOMINEE SEPARATELY

Irving R. Beimler	☐ FOR ☐ WITHHOLD AUTHORITY
Milton E. Cooper, Jr.	☐ FOR ☐ WITHHOLD AUTHORITY
Terrence O’Donnell	☐ FOR ☐ WITHHOLD AUTHORITY

•	To elect two Class III Directors, each to serve a term of three years and until their successors have been duly elected and qualified.

TO VOTE FOR BOTH THE NOMINEES LISTED BELOW

☐ FOR BOTH THE NOMINEES LISTED BELOW    ☐ WITHHOLD AUTHORITY

        Phillip G. Norton                                                               Bruce M. Bowen

OR TO VOTE FOR EACH NOMINEE SEPARATELY

Phillip G. Norton	☐ FOR ☐ WITHHOLD AUTHORITY
Bruce M. Bowen	☐ FOR ☐ WITHHOLD AUTHORITY

2.  To approve the 2008 Non-Employee Director Long-Term Incentive Plan

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.  To approve the 2008 Employee Long-Term Incentive Plan

☐ FOR	☐ AGAINST	☐ ABSTAIN

 4.  To approve our Amended and Restated Certificate of Incorporation

☐ FOR	☐ AGAINST	☐ ABSTAIN

5.  To ratify the appointment of Deloitte & Touche LLP as ePlus’ independent auditors for ePlus’ fiscal year ending March 31, 2009.

☐ FOR	☐ AGAINST	☐ ABSTAIN

Dated:________________, 2008

Signature:

Signature if held jointly:

NOTE:  When shares are held by joint tenants, both should sign.  Persons signing as Executor, Administrator, Trustee, etc. should so indicate.  Please sign exactly as the name appears on the proxy.

THE SHARES REPRESENTED BY ALL PROXIES RECEIVED WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED ON SUCH PROXIES.  THE SHARES REPRESENTED BY A PROXY WILL BE VOTED IN FAVOR OF A PROPOSAL IF NO CONTRARY SPECIFICATION IS MADE.  ALL VALID PROXIES OBTAINED WILL BE VOTED AT THE DISCRETION OF THE BOARD OF DIRECTORS WITH RESPECT TO ANY OTHER BUSINESS THAT MAY COME BEFORE THE ANNUAL MEETING.

PLEASE MARK, SIGN, AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.